UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐ Preliminary Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Mid-America Banchares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mid-America Bancshares, Inc.
7651 Highway 70 South
Nashville, Tennessee 37221
A Letter to Our Shareholders
April 2, 2007
Dear Shareholder:
You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Mid-America Bancshares, Inc. (the “Company”) to be held on April 24, 2007, at 2:00 p.m., local time, in the Community Room of Bank of the South, which is located at 551 North Mt. Juliet Road, Mt. Juliet, Nashville, Tennessee 37122. At the Annual Meeting, Shareholders of record and beneficial owners as of March 9, 2007, will be entitled to vote upon the election of Directors as follows:
•	To serve one-year terms in Director Class I, the nominees are Gary L. Scott, David Major, Harold Gordon Bone, Robert L. Callis, and James A. Campbell;

•	To serve two-year terms in Director Class II, the nominees are James S. Short, Bruce G. Davis, E. C. Hardison, III, Monty E. Mires, and Margaret N. Perry; and

•	To serve three-year terms in Director Class III , the nominees are Jason K. West, Stephen A. Steele, David V. Waldron, and Edward A. Whitley.
All of these persons are being elected to serve their specified terms and until their successors have been elected.
In addition, Shareholders will vote with respect of the ratification of the Audit Committee’s selection of Maggart & Associates, P.C., to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2007, and also upon any other business that may properly come before the Annual Meeting. Presently, the Company is unaware of any other business that may be properly proposed. Shareholders may obtain copies of the Rules of Conduct for Meetings of Mid-America Bancshares, Inc. Shareholders on the Company’s website at www.mid-americabancsharesinc.com by clicking on the hyperlink “Rules of Conduct for Meetings of Mid-America Bancshares, Inc. Shareholders”.
The enclosed Proxy Statement describes the proposed election of Directors and the ratification of the Audit Committee’s selection of our independent registered public accounting firm. It also contains other information about the Annual Meeting. Please read these materials carefully. It is important that your shares be represented whether or not you plan to attend the Annual Meeting. Please complete the enclosed proxy sheet and return it in the enclosed envelope without delay. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you wish by following the instructions set forth in the accompanying Proxy Statement by giving appropriate notice at any time before your proxy is voted.

If you have any questions about any matter related to our Company, about PrimeTrust Bank, or about Bank of the South, I trust that you will call us.
On behalf of your board of directors, I urge you to vote FOR Proposal 1 with respect to the election of the nominees as directors in Director Class I, Director Class II, and Director Class III, and FOR Proposal 2 with respect to the ratification of the Audit Committee’s selection of Maggart & Associates, P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2007. These matters are described in the Proxy Statement and set forth on the proxy sheet. I look forward to seeing you at the Annual Meeting.

Sincerely,

Mid-America Bancshares, Inc.

Gary L. Scott, Chairman of the Board

David Major, President

MID-AMERICA BANCSHARES, INC.
7651 Highway 70 South
Nashville, Tennessee 37221
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO:	Our Shareholders

DATE:	Tuesday, April 24, 2007

TIME:	2:00 p.m., Local Time in Nashville, Tennessee (Central Time)

PLACE:	Community Room of Bank of the South 551 North Mt. Juliet Road, Mt. Juliet, Nashville, Tennessee 37122
ITEMS OF BUSINESS:
(1)	To elect the following persons as directors in the specified Director Class:

•	Gary L. Scott, David Major, Harold Gordon Bone, Robert L. Callis, and James A. Campbell to serve one-year terms in Director Class I;

•	James S. Short, Bruce G. Davis, E. C. Hardison, III, Monty E. Mires, and Margaret N. Perry to serve two-year terms in Director Class II; and

•	Jason K. West, Stephen A. Steele, David V. Waldron, and Edward A. Whitley to serve three-year terms in Director Class III.

(2)	To ratify the Audit Committee’s selection of Maggart & Associates, P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2007; and

(3)	To conduct other business properly brought before the Annual Meeting. Execution of a proxy confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with such proxy holder’s best judgment on such other business, if any, as may properly come before the Annual Meeting or any postponement or adjournment thereof. Presently, the Board of Directors knows of no such other business.

ELIGIBILITY:	You can vote if you were a Shareholder of record at the Company’s close of business on March 9, 2007.

ADJOURNMENT:	If necessary, your proxy will be voted to adjourn the Annual Meeting to a later date to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

MAILING DATE:	This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2006, together with the form of proxy for the Annual Meeting, are first being mailed to Shareholders on or about April 2, 2007.
By Order of the Board of Directors
/s/ James S. Short
James S. Short, Corporate Secretary
Nashville, Tennessee
April 2, 2007
YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY SHEET TODAY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

Mid-America Bancshares, Inc.
2007 Annual Meeting of Shareholders

ii

PROXY STATEMENT
OF
MID-AMERICA BANCSHARES, INC.
2007 ANNUAL MEETING OF SHAREHOLDERS
April 24, 2007
2:00 P.M.
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “board”) of Mid-America Bancshares, Inc. (“our Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 24, 2007 or at any adjournment or postponement thereof. This Proxy Statement is being furnished to the Shareholders of our Company who hold shares of record, and to certain beneficial owners, at the close of the Company’s business on March 9, 2007 in connection with the Annual Meeting. The Annual Meeting is scheduled to be held in the Community Room of Bank of the South, which is located at 551 North Mt. Juliet Road, Mt. Juliet, Nashville, Tennessee 37122 on Tuesday, April 24, 2007, at 2:00 p.m. local time. (All times are Central Time.) The notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about April 2, 2007. The Company’s Annual Report to Shareholders for the year ended December 31, 2006 is being mailed to Shareholders with the mailing of this Proxy Statement.
The Company will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. Solicitation of proxies by mail may be supplemented by telephone, e-mail, telecopier or personal solicitation by directors, officers or other regular employees of the Company (who will not receive any additional compensation for any solicitation of proxies). Presently, no proxy solicitation firm has been retained by the Company to assist in the solicitation of proxies but the Company reserves the right to engage professional proxy solicitors at market rates.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth in this document since the date of mailing this Proxy Statement.
Revocability of Proxies
Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering a written notice of revocation or another duly executed proxy bearing a later date to the Company’s corporate secretary at Mid-America Bancshares, Inc., Attention: Corporate Secretary, 2019 Richard Jones Road, Nashville, Tennessee 37215. You may also revoke your proxy by attending the Annual Meeting and voting in person. However, if mailed, your revocation must actually be received by the Corporate Secretary not later than the close of business on April 23, 2007 and, if delivered personally, must either be given to the Corporate Secretary or to one of the inspectors of the election before the time that your proxy is first voted on any item of business at the Annual Meeting. Merely attending the Annual Meeting does not automatically revoke your proxy; you must give notice to the Company’s corporate secretary (James S. Short) or to one of the inspectors of the election. The inspectors will be seated in the lobby outside the door of the Community Room.

Record Date, Voting and Share Ownership
The Company’s common stock, par value $1.00 per share (the “Common Stock”), is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of the close of business on March 9, 2007, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 13,930,056 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.
The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. Also, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.
A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted:
•	“For” the election of all of the director nominees named on the proxy sheet; and

•	“For” approval of the Audit Committee’s selection of Maggart & Associates, P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2007.
Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect the election of directors.
If necessary, your proxy will also be used to adjourn the Annual Meeting to a later date (and/or postpone it to a later time) to permit further solicitation of proxies if there are insufficient votes at the time of the Annual Meeting to constitute a quorum.
Shareholder Questions and Availability of Company Information
If you have any questions about the Annual Meeting or the procedure for granting, voting or revoking your proxy, you should contact:
Investor Services — Ask for Jason West or Yolanda Heath
Mid-America Bancshares, Inc.
2019 Richard Jones Road
Nashville, Tennessee 37215
Shareholders, Banks and Brokers (call collect): (615) 690-5800
E-mail — jason.west@mid-americabancsharesinc.com.
If you need additional copies of this proxy statement or voting materials, please contact Mid-America Bancshares, Inc.’s Investor Services Department as described above or send an e-mail describing your request to jason.west@mid-americabancsharesinc.com.
Also, Shareholders may request a free copy of our 2006 Annual Report Form 10-K, which was filed with the Securities and Exchange Commission (“SEC”) on March 15, 2007, from Investor Services at the above address. The Company will also furnish shareholders any exhibit to the 2006 Form 10-K if specifically requested. A link to the report can be found on the Company’s website at www.mid-americabancsharesinc.com by clicking on the hyperlink entitled “SEC / Insider Filings”. Although we may make reference to our website address in this proxy statement, it is intended as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.
Certain records of our Company are available for inspection and copying by our shareholders during regular business hours at the Company’s offices located at 2019 Richard Jones Road, Nashville, Tennessee 37215. To make sure that someone is available to help you, please make an appointment with Jason K. West, our Chief Financial Officer, who works with Investor Services, by calling him at (615) 690-5800. Records available for inspection include our charter and bylaws, Audit Committee Charter, Rules of Conduct for Meetings of Mid-America Bancshares, Inc. Shareholders, our Code of Ethics, and links to the filings of our directors and officers on Forms 3 and 4.
Certain of this information is also available on or through the Company’s website at www.mid-americabancsharesinc.com under the appropriate hyperlink.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2007 ANNUAL MEETING
Q:	Why am I receiving these materials?

A:	The board of directors of Mid-America Bancshares, Inc., a Tennessee corporation that operates as a bank holding company under the Bank Holding Company Act of 1956, as amended, is providing these proxy materials for you in connection with the Company’s Annual Meeting of Shareholders which is scheduled to be held on April 24, 2007. As a shareholder, you are invited to attend the Annual Meeting. You are entitled to vote, and the board is asking you to vote, on the items of business described in this proxy statement. The board of directors is soliciting your proxy for use at the 2007 Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain of the Company’s most highly paid executive officers, and certain other required information.

Q:	How may I obtain a copy of the Company’s Annual Report to Shareholders?

A:	A copy of the Company’s Annual Report to Shareholders is enclosed.

Q:	What items of business are scheduled to be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are the election of the fourteen director nominees (five each in Director Class I and Director Class II and four in Director Class III). If elected, the nominees in Director Class I will serve a term of one year each, the nominees in Director Class II will serve terms of two years each, and the nominees in Director Class III will serve terms of three years each. Each person who is elected will also serve until her or his successor has been elected. In addition, the shareholders will vote upon the ratification of the Audit Committee’s selection of Maggart & Associates, P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Q:	What about the consideration of “other business” at the Annual Meeting?

A:	We will consider other business that properly comes before the Annual Meeting. Presently, the Company is unaware of any other business that might properly be brought before the Annual Meeting. Any such proposal would be subject to the Company’s charter and bylaws, and our Rules of Conduct for Meetings of Mid-America Bancshares, Inc. Shareholders. Our charter and bylaws generally do not allow business to be raised from the floor of the meeting. These documents require that most business be brought to the attention of the board of directors well in advance of the Annual Meeting.

Q:	How does the board recommend that I vote?

A:	Our board recommends that you vote your shares “FOR” the re-election of the directors and “FOR” ratification of the Audit Committee’s selection of Maggart & Associates, P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

Q:	How do I cast my vote?

A:	You may vote in person at the Annual Meeting or you may complete, sign and return the enclosed proxy sheet. Votes submitted by proxy will be voted by the individuals named on the proxy sheet (“proxies” or “proxy holders”) in the manner you indicate. You may vote in favor of the nominees or you may withhold your vote as one or more, or all, of the nominees. The nominees receiving the most votes will be elected.

You should sign and date your proxy, and return it to us by mail in the enclosed envelope. If your proxy is not dated, the Company may (but is not required to) deem it to be dated as of the date immediately after the date on which it was mailed to you by the Company. Alternatively, the Company may deem the undated proxy to be invalid.

Q:	What shares can I vote?

A:	Each share of the Company’s Common Stock issued and outstanding as of the close of business on March 9, 2007, which is called the “Record Date,” is entitled to be voted on all items being voted upon at the Annual Meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date we had 13,930,056 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Many Company shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed or sent a proxy sheet for you to use. The Company’s transfer agent is Registrar & Transfer Company, and it can be contacted at 10 Commerce Drive, Cranford, New Jersey 07016-3572; Telephone (800) 368-5948; Facsimile (908) 497-2310.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. You should contact your broker, nominee, or trustee as soon as possible to make sure that they have your instructions and to obtain any additional information that you need.

We urge you to contact your broker, nominee or trustee as soon as possible to make sure that your shares are voted.

Q:	What Should I Do Now?

A:	Indicate on your proxy sheet how you want to vote. Then, date, sign and mail the proxy sheet in the enclosed postage prepaid envelope as soon as possible. It is important for your shares to be represented at the Annual Meeting.

If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be voted in favor of the director-nominees and for ratification of the independent registered public accounting firm, as well as in the discretion of the proxy with respect to any other business that may properly come before the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a Company shareholder or joint holder as of the close of business on March 9, 2007, which is the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares through a broker or nominee (that is, in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement on or prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, it is possible that you may not be admitted to the meeting.

Q:	Where and what time will the Annual Meeting be held?

A:	The Annual Meeting is being held in the Community Room of Bank of the South, which is located at 551 North Mt. Juliet Road, Mt. Juliet, Nashville, Tennessee 37122, and you may call for directions if needed at (615) 690-5800 or (615) 773-5600. The Annual Meeting will begin promptly at 2:00 p.m., local time in Nashville, Tennessee. (All dates and times are local time in Nashville, Tennessee, which is located in the Central Time Zone in the United States of America.) Sign-in for the meeting is scheduled to begin at 1:00 p.m. Please allow ample time for the sign-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the shareholder of record may be voted in person by ballot at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend and request that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy sheet or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Mail — Shareholders of record of Company common stock may submit proxies by completing, signing and dating their proxy sheets and mailing them in the accompanying pre-addressed envelope. Mid-America Bancshares, Inc. shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided to them by their brokers, nominees, and trustees and mailing them in the accompanying pre-addressed envelope or as directed by the brokers, nominees, and/or trustees.

Q:	Can I change the vote that I indicated on my proxy sheet?

A:	You may change the vote that you indicated on your proxy sheet at any time prior to the time of the first vote or use of your proxy at the Annual Meeting (including any adjournments or postponements). If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy if it is properly presented to the Company’s corporate secretary or inspectors of election before the old proxy is voted), by delivering written notice of revocation to the Company’s corporate secretary or the inspectors of election prior to your old proxy being voted, or by attending the Annual Meeting and voting in person by ballot. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting, giving proper notice of revocation, and voting in person.

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or the procedure for granting, voting or revoking your proxy, you should contact the Company as described on page 2 in the section called “Shareholder Questions and Availability of Company Information.”

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation and certification of the votes, and (3) to facilitate a successful proxy solicitation. If a shareholder provides written comments on a proxy sheet, these will be forwarded to our management.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum of the shareholders is necessary to hold a valid meeting. If the holders of at least a majority of our shares are present in person or by proxy, a quorum will exist. Once a shareholder is present for any purpose, then that person’s shares will be counted towards the quorum requirement (unless the Annual Meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the shares abstains from voting with respect to any matter brought before the Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” the nominees or you may vote to “WITHHOLD” authority to vote with respect to one or more, or all, nominees. Each share is entitled to one vote on all matters.

For all other scheduled items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy sheet or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the board (“FOR” all of Company’s nominees to the board, “FOR” ratification of the Audit Committee’s appointment of the specified independent registered public accounting firm, and in the discretion of the proxy holders on any other matter that properly comes before the meeting).

Q:	What is the voting requirement to approve each of the proposals?

A:	Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. Therefore, in the election of directors, the persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Any other proposal that might properly come before the Annual Meeting would generally require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting.

If you hold shares beneficially in street name, and if you do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. The vote with respect to the election of the director-nominees is considered a “routine matter” and, therefore, brokers will be able to vote on that matter without the direction of the beneficial owners of those shares. Broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Our charter does not permit cumulative voting on any matter. Each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any one or more of the nominees are not available as candidates for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board or the board may elect not to designate any candidate at this time. The board could later elect any nominee to fill the vacancy in any Director Class if it so desired. In that case, the board-elected nominees would stand for election at the next following annual meeting at which directors stand for election.

Q:	Who will serve as inspector of elections?

A:	The inspector of the elections will be persons chosen by the Chair to count and verify the proxies and the votes cast, and may include one or more PrimeTrust Bank or Bank of the South employees.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy sheets or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy sheet. Please complete, sign, date and return each Company proxy sheet and voting instruction card that you receive.

Q:	How may I obtain a separate set of voting materials?

A:	If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from as described in the section on page 2 called “Shareholder Questions and Availability of Company Information.”

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and telephone number to request delivery of a single copy of these materials.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company’s board of directors is making this solicitation and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities but whose expenses (if any) will be reimbursed. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders. The Company does not presently intend to employ or to compensate any other persons or entities to solicit proxies in connection with the Annual Meeting, but reserves the right to do so.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and to publish final results in our quarterly report on Form 10-Q for the second quarter of 2007.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings. However, the procedures specified in our Company’s bylaws and in Rule 14a-8 issued by the SEC must be carefully followed. You may also refer to “Shareholder Proposals and Nominations for the 2008 Annual Meeting” below. Shareholders can review a copy of our bylaws as provided in “Shareholder Questions and Availability of Company Information” set forth on page 2 of these materials.

Q:	What if I return my proxy sheet but do not provide voting instructions?

A:	Proxies that are signed and returned but do not contain instructions will be voted “FOR” the election of all of the director nominees, for ratification of the independent registered public accounting firm, and in the discretion of the proxy for all other matters.

Q:	How does discretionary authority apply?

A:	Every proxy gives the holder discretionary authority to vote on ministerial matters (like approving the minutes of the last meeting) and other matters that arise at the meeting of which management is presently not aware. However, the proxy holders selected by the Company will not vote any proxy that withholds authority or that is voted against the full slate of directors in favor of any postponement or adjournment of the meeting.

Q:	How will abstentions and broker non-votes be treated?

A:	Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in “street” name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to that proposal.

Q:	How do I communicate with our board or the non-management directors on our board?

A:	You may communicate with our board by sending a letter to the board of directors, Mid-America Bancshares, Inc., Attention: Corporate Secretary, at 2019 Richard Jones Road, Nashville, Tennessee 37215, or by e-mail at jason.west@mid-americabancsharesinc.com. Communications intended for non-management directors should be directed to the Chair of the Audit Committee at such address or by e-mail at AuditCommitteeChair@mid-americabancsharesinc.com. This is further addressed below in the section “Shareholder Communications to the Board of Directors.”

Q:	Can I make nominations from the floor at the Annual Meeting?

A:	No. Although shareholders can nominate directors, nominations must be made before the meeting and must contain information that the other shareholders would need to make an informed decision about the nominees. These procedures are set forth in the Company’s bylaws, which are available for inspection as provided on page 2 in the section of these materials entitled “Shareholder Questions and Availability of Company Information.”

Q:	Can a shareholder bring up “other business” from the floor of the Annual Meeting?

A:	Generally, business cannot be proposed from the floor of the Annual Meeting and, if so proposed, it is supposed to be deemed to be out of order by the chairperson of the Annual Meeting. The board of directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment (“discretionary authority”) to the extent that the Company’s charter and bylaws permit such consideration. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement, subject to any restrictions set forth in the Company’s charter and bylaws. For these reasons, the board deems it unlikely that “other business” can properly be raised at the Annual Meeting.

Q:	Does our Company have a Code of Ethics?

A:	The Company has adopted a Code of Ethics which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Ethics is also applicable to our Company’s board of directors. The Code of Ethics is available for inspection as described on page 2 of these materials at “Shareholder Questions and Availability of Company Information.” The Company intends to give notices of amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s directors, chief executive officer, principal financial officer or principal accounting officer) by appropriate filings on Form 8-K.

Q:	Does our Company have a primary Investor Services contact person?

A:	Yes. The Company has appointed Jason K. West, Executive Vice President and Chief Financial Officer, as its principal Investor Services spokesperson. He may be reached at (615) 690-5800, by mail at 2019 Richard Jones Road, Nashville, Tennessee 37215, and by e-mail at jason.west@mid-americabancsharesinc.com. The Company’s website address is www.mid-americabancsharesinc.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Q:	How are Directors nominated and elected?

A:	The board of directors is divided into three groups (called “Classes”) of directors. Directors stand for election for three-year terms, with one “Class” standing for election every year. The board has nominated the incumbent members of all of the Director Classes as the nominees for this year’s election. Nominations can be made by shareholders in accordance with the Company’s bylaws, and as set forth below in the section entitled “Shareholder Proposals and Nominations for the 2008 Annual Meeting”.

Q:	Why are all of the directors standing for election this year?

A:	Under the Company’s charter, the board of directors is divided into three groups of directors (called “Director Classes”). Because approximately one third of the board members are to be elected each year, we have arbitrarily divided them into three Director Classes. Each member of a particular Director Class will be elected every three years along with other members of her or his Director Class. Initially, however, to get the rotation started, the Class I members as a group will be elected for one-year terms at this year’s Annual Meeting, which is the Company’s first meeting of shareholders at which directors are to be elected (but for three-year terms at every subsequent shareholders meeting at which Class I members are elected as a group) and members of Class II as a group will be elected for two-year terms (but for three-year terms at every subsequent shareholders meeting at which Class II members are elected as a group). All of the terms of Director Class III will be three years, in accordance with state corporate law and our charter. For your information, a complete listing of the Company’s directors, by Director Class, is as follows:

•	Director Class I has five members: Gary L. Scott, David Major, Harold Gordon Bone, Robert L. Callis, and James A. Campbell;

•	Director Class II has five members: James S. Short, Bruce G. Davis, E. C. Hardison, III, Monty E. Mires, and Margaret N. Perry; and

•	Director Class III has four members: Jason K. West, Stephen A. Steele, David V. Waldron, and Edward A. Whitley.
Each director of the Company is elected to serve the stated term and until such person’s successor has been elected.
Q:	What are the backgrounds of this year’s nominees?

A:	Certain background information concerning the nominee is provided in the following table:

Name	Age	Principal Occupation
Director Class I

Gary L. Scott	61	Director, Chairman and Chief Executive Officer of the Company, 2006 to present; Director, Chairman and Chief Executive Officer of PrimeTrust Bank, 2001 to Present.*

David Major	58
Director and President of the Company, 2006 to present; Chairman and Chief Executive Officer of Bank of the South, 2004 to present; Chairman, President and Chief Executive Officer of Bank of the South, 2000-2004;* Director of Bank of the South, 2001 to present.

Harold Gordon Bone	65	Director of the Company, 2006 to present; President, Horizon Concrete, Partner/Co-Manager, B and B Enterprises (Building and Rental Property); Director of Bank of the South, 2001 to present.

Robert L. Callis	61	Director of the Company, 2006 to present; Attorney at Law (Retired); Director of Bank of the South, 2001 to present.

James A. Campbell	69	Director of the Company, 2006 to present; Chairman, Pan American Electric, Inc. (Retired) (Electrical Contracting); Director of PrimeTrust Bank, 2001 to present.

Director Class II

James S. Short	56
Director, Corporate Secretary, and Executive Vice President (Chief Risk Officer) of the Company, 2006 to present; President of Bank of the South, 2004 to present; Executive Vice President of Bank of the South, 2000 to 2004;* Director of Bank of the South, 2001 to present.

Bruce G. Davis	60	Director of the Company, 2006 to present; Real Estate Investor and Developer; Director of PrimeTrust Bank, 2001 to present.

Erwin C. Hardison, III	61	Director of the Company, 2006 to present; President, Erwin Hardison & Co., P.C. (Public Accounting and Consulting); Director of PrimeTrust Bank, 2001 to present.

Monty E. Mires	61	Director of the Company, 2006 to present; Real Estate Investor and Developer; Director of Bank of the South, 2001 to present.

Margaret N. Perry, Ph. D.	66	Director of the Company, 2006 to present; University Educator (Retired); Consultant; Director of PrimeTrust Bank, 2001 to present.

Name	Age	Principal Occupation
Director Class III

Jason K. West	40	Director and Executive Vice President (Chief Financial and Accounting Officer) of the Company, 2006 to present; President and Chief Operating Officer, PrimeTrust Bank, 2001 to Present.*

Stephen A. Steele	50	Director of the Company, 2006 to present; Partner, Huddleston & Steele Engineering Co.; Director of Bank of the South, 2001 to present.

David V. Waldron	52	Director of the Company, 2006 to present; Self-Employed Contractor, Partner, Waldron Enterprises; Director of Bank of the South, 2001 to present.

Edward A. Whitley	63	Director of the Company, 2006 to present; Chairman of the Board, Centex Rogers (Construction); Director of PrimeTrust Bank, 2003 to present.

*	Includes the organizational period for the respective Bank.
Q:	What if a nominee is unwilling or unable to serve?

A:	That is not expected to occur. If it does, proxies will be voted for a substitute designated by the board, if the board decides to designate a substitute. Otherwise, the slot will be left vacant to be filled by the board of directors at a later date.

Q:	What does the Board of Directors recommend?

A:	The board unanimously recommends that you vote FOR the election of all of the nominees for election to the board of directors.
THE COMPANY’S CORPORATE GOVERNANCE STRUCTURE
Q:	What is the structure of the Company’s Board of Directors?

A:	According to our Company’s charter, our board of directors must consist of between three and thirty directors, with the exact number to be set by the affirmative vote of a majority of the full board. Our current board consists of fourteen directors. Director Class I has five members, as does Director Class II. Director Class III has four members. Every year, one of the three Director Classes stands for election by our shareholders to serve for three year terms and until each such person’s successor has been elected. If a person is nominated for a Director Class that is not customarily elected that year, such person is elected for a term that will expire in the year that her or his Director Class is customarily elected. Because this is the first election of directors after the share exchange with the subsidiary banks, all of the Company’s directors are standing for election. If elected, members of Director Class I will serve a one-year term but terms of this Class will be three-years starting next year. If elected, members of Director Class II will serve a two-year term but terms of this Class will be three-years starting next in 2009. If elected, members of Director Class III will serve a three-year term and, when that Class stands for election in 2010, it will continue to be for three-year terms.

Q:	How are Directors compensated?

A:	Directors of the Company are compensated based on service and seniority. All directors receive $500 for each Company board meeting. In addition, because the Company’s board members at this time also serve as members of either the Bank of the South or PrimeTrust Bank board of directors, they receive the same bank board fees for each bank board and committee meeting attended. Directors of the Company receive a fee of $250 for attending each committee meeting and a similar fee for attending bank board committee meetings. Please refer to the “Director Compensation” table that appears in this proxy statement for additional information as well as to the director compensation portions of the section entitled “Compensation Disclosure and Analysis.”

Q:	How often did the Board of Directors meet in 2006?

A:	The board met three times during fiscal year 2006, each of which was a regularly scheduled meeting. All directors attended at least 75% of the meetings of the Company’s board of directors and meetings of the Company’s committees to which they were assigned.

Q:	Is the majority of our directors “independent?”

A:	Yes. Our board is comprised of a majority of directors who qualify as independent directors pursuant to the corporate governance standards for companies listed on the National Association of Securities Dealers, Inc. (“NASD”). (In determining independence pursuant to NASD standards, the board has elected to use the independence standards that it applies to its Audit Committee, even though the Company’s Common Stock is not listed on the NASDAQ or on any other recognized securities exchange.) Each year the board affirmatively determines whether directors have a direct or indirect material relationship with the Company, including its subsidiaries, that may interfere with their ability to exercise their independence from the Company. When assessing the materiality of a director’s relationship with the Company, the board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation. Material relationships can include employment, commercial, industrial, banking, consulting, legal, investment banking, accounting, charitable and familial relationships.

The board has determined that all of its non-employee directors qualify as independent under NASD rules. The board has concluded that none of these directors possessed the categorical relationships set forth in the NASD listing standards that prevent independence. None of our independent directors has any relationship with the Company other than his service as a director and on committees of the board that is material to him. However, the four employee directors (Messrs. Scott, Major, Short and West) are not considered to be independent.

Q:	Did our directors attend last year’s Annual Meeting of Shareholders?

A:	This is our first annual meeting for shareholders. However, our policy with respect to directors’ attendance at our Annual Meetings of Shareholders is that we expect our directors to be in attendance at the Annual Meeting unless, due to pressing personal or professional issues, they cannot be. All directors are expected to attend the 2007 Annual Meeting of Shareholders.

Q:	Can our independent, non-management directors meet separately?

A:	Yes. Our non-management directors reserve the right to meet at regularly scheduled executive sessions and may hold such additional executive sessions as they determine necessary or appropriate. No such meetings were deemed necessary or held in 2006. The Audit Committee regularly meets in executive session without the attendance of Company management.

Q:	How can shareholders communicate with the board, with particular board members, or with the independent, non-management directors?

A:	The board believes it is important for shareholders and others to have a process to send communications to the board or to specific members of the board. Accordingly, any shareholder or other interested party who desires to communicate with the board, any individual director, or the independent or non-management directors as a group, may do so by regular mail or e-mail directed to the corporate secretary of the Company. The mailing address of the Company’s corporate secretary is: Mid-America Bancshares, Inc., Attention: Corporate Secretary, 2019 Richard Jones Road, Nashville, Tennessee 37215. Upon receiving mail addressed to the board, the corporate secretary will assess the appropriate director or directors to receive the message, and will forward the mail to such director or directors without editing or altering it.

Q:	What Committees does our board use?

A:	Our board utilizes four standing committees, which are the Audit Committee, Executive Committee, Nominating Committee, Compensation Committee, and Disclosure Committee. (Committees may, but are not required to, operate jointly with comparable committees of our two subsidiary banks, Bank of the South and PrimeTrust Bank.) The board has adopted a charter for the Audit Committee, which is available on our website at www.mid-americabancsharesinc.com by clicking on the hyperlink for “Corporate Governance”. The board and each of the Audit Committee, and Compensation Committee have, in 2006, assessed the independence of their members. Such self-evaluations for purposes of determining independence will be conducted periodically. These self-evaluations are intended to facilitate an examination and discussion by the entire board and each of these committees of their effectiveness as a group in fulfilling charter requirements and other responsibilities, as well as areas for improvement. The following table contains information concerning these committees:

Name of Committee and Members
Executive Committee
2006 Membership:
Gary L. Scott, Chair
David Major
James S. Short
Jason K. West
Executive Compensation Committee
2006 Membership:
James A. Campbell, Chair
Harold G. Bone
Monty E. Mires
Margaret N. Perry
Stephen A. Steele
Edward A. Whitley
Function of the Committee
Generally authorized to perform a wide variety of functions for the board of directors and to act for and on behalf of the full board of directors when the board of directors is not in session.
This committee met twice in 2006.
1.	Makes recommendations to the full board of directors on executive compensation and other compensation issues.

2.	Reviews and considers compensation plans for directors, executive officers, and other employees.

3.	Evaluates the performance of executive officers with a view towards profitability, long-term growth and trends, loan loss experience, regulatory factors and ratings, and perceived performance.
This committee met once in 2006.

Name of Committee and Members
Nominating Committee
2006 Membership:
Gary L. Scott, Chair
Harold G. Bone
James A. Campbell
Bruce G. Davis
David Major
James S. Short
Jason K. West
Function of the Committee
1.	Reviews the membership of the boards of both the Company and the Bank, giving consideration of the availability of other qualified shareholders as board members, and related matters.

2.	Considers shareholder nominations made in accordance with the requirement of the Company’s charter and bylaws.
This committee did not meet in 2006.

Audit Committee
2006 Membership:
E. C. Hardison, III, Chair
Robert L. Callis
Bruce G. Davis
David V. Waldron
Edward A. Whitley
1.	Engages, determines the compensation of, and oversees the Company’s independent registered public accounting firm and the internal auditors.

2.	Reviews the independence of the external auditor.

3.	Reviews and approves the scope and adequacy of audit plans.

4.	Reviews the scope and adequacy of internal controls.

5.	Approves significant accounting principles, concepts, and practices related to the financial statements.

6.	Reviews the Bank’s financial results and the Company’s consolidated financial results and SEC filings.

7.	Reviews the internal and external audit program with the goal of assuring that the Company’s and the Bank’s audit plans, policies and practices are appropriate.

8.	Reviews audit fees.

9.	Supervises matters relating to internal and external audit functions, including the approval of all auditing and non-auditing services performed by the independent registered public accounting firm and any other auditing or accounting firms.

10.	Reviews and sets internal policies and procedures regarding audits, accounting and other financial controls, including the loan review function.

11.	Approves, reviews, and determines the adequacy of the Company’s Audit Committee Charter.
This Committee met once in 2006.

Disclosure Committee
2007 Membership:
Gary L. Scott, Chair
David Major
James S. Short
Jason K. West
This committee is charged with reviewing all of the Company’s filings to be made with the SEC.
This Committee was not formed until 2007. Its functions were previously handled by the Audit Committee.

EXECUTIVE OFFICERS
The following are the executive officers of the Company. Unless otherwise indicated, these officers have served in the indicated capacities during the last five years through the date of these materials (except that elections to the Company’s board and officer positions all occurred in 2006, after the Company was incorporated in January of that year). Both of the Company’s subsidiary banks (Bank of the South and PrimeTrust Bank) opened for business in 2001.

Name	Age	Office and Business Experience
Gary L. Scott	61	Chairman, CEO and Director of the Company, 2006 to present; Chairman, CEO and Director of PrimeTrust Bank, 2001 to present.*.

David Major	58
Director and President of the Company, 2006 to present; Chairman and Chief Executive Officer of Bank of the South, 2004 to present; Chairman, President and Chief Executive Officer of Bank of the South, 2000 to 2004;* Director of Bank of the South, 2001 to present.

James S. Short	56
Executive Vice President, Chief Risk Officer, Corporate Secretary and Director of the Company, 2006 to present; President of Bank of the South, 2004 to present; Executive Vice President of Bank of the South, 2000 to 2004;* Director of Bank of the South, 2001 to present.

Jason K. West	40	Executive Vice President, Chief Financial and Accounting Officer, and Director of the Company, 2001 to present; President and Director of PrimeTrust Bank, 2001 to present.*

*	Includes the organizational period for the respective Bank.
The executive officers are appointed annually by, and serve at the discretion of, the Company’s board of directors. It is anticipated that the named officers will be elected to the positions set forth for them in this proxy statement. No named officer or employee has an employment contract with the Company, but Messrs. Scott, Major, Short and West have change in control agreements with the Company. There is no family relationship between any of the above-named officers, or between any officer or director, of the Company. The change of control agreements are discussed in the section “Executive Compensation.”
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Objectives of the Company’s Compensation Programs
Compensation Program Objectives
The objectives of the Company’s compensation program are to provide incentives for its executive management team to improve profitability and continue the relatively rapid asset and deposit growth of its two subsidiary banks. To do so, the Company’s management must implement the subsidiary banks’ community bank strategies by building close relationships with commercial and other customers, structuring flexible financial service products, providing competitive pricing and responsive customer service, motivating staff, maintaining a high quality asset portfolio, and achieving budgeted profitability targets. These types of goals are consistent with the types of goals that virtually any financial services company would establish. The Company also seeks to encourage management continuity and leadership and to discourage unnecessary turnover in management or staff.

We endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders, including our shareholders and non-executive employees. Therefore, we have worked with management and with our external compensation consultant to design a compensation program that provides a stable and attractive base salary, a cash bonus incentive that is based primarily on the attainment of tangible economic goals, and the award of equity incentives that will foster an ownership interest in our employees and reduce the costs and other negative impacts of employee turnover.
Background
The Company was formed pursuant to a “combination of equals” transaction that was completed on September 1, 2006. It is the registered bank holding company for Bank of the South and PrimeTrust Bank. The Company’s compensation policy has been based on the pre-existing policies of these previously unaffiliated banks, particularly that of PrimeTrust Bank. The Company’s compensation program goals are intended to enhance the Company’s performance principally by setting reasonable but competitive base salaries, attractive cash incentives for achieving budgeted and “stretch” goals, and equity incentive compensation designed to provide a strong ownership incentive to our executive management team. The Company’s executive management team is comprised of its four principal executive officers: Chairman and CEO Gary L. Scott, President David Major, Executive Vice President and Chief Risk Officer James S. Short, and Executive Vice President and Chief Financial Officer Jason K. West. They supervise an outstanding staff at the subsidiary bank levels. In 2006, the banks employed a total of nearly 250 full-time equivalent employees.
The Compensation Committee
The Company’s compensation committee is made up of five independent directors of the Company’s Board of Directors. Board and committee members are drawn in equal numbers from each subsidiary bank’s board of directors. The compensation committee is empowered to review and approve, or in some cases recommend for the approval of the full Board of Directors, the base salaries, the levels of other cash compensation (in the form of bonuses), and the equity incentives that the four principal executive officers of the Company can earn.
Our Compensation Program is Designed to Attract and Retain Outstanding Management and to Reward Performance
We believe that superior management is critical to the success of businesses in general and to commercial banks in particular. We are convinced that management and employee turnover can have tangibly negative effects on the operations and profitable growth of our Company. We recognize that our Company operates in an extremely competitive market where quality management is in great demand. Finally, we believe that the opportunities for growth in our market area are extremely attractive.
Our compensation program is designed to respond to these threats and opportunities. It is designed to attract and retain outstanding management and to reward economic performance. Attaining profitability goals, achieving loan and deposit growth targets, managing relationships, maintaining relatively low credit losses, and fostering teamwork are key criteria. The compensation committee deems these to be important factors in judging executive performance. In addition, more subjective qualities, such as integrity, leadership, community involvement, and responsiveness to customer and Company needs are considered as part of assessing “management effectiveness.”
The Elements of Compensation in the Company’s Compensation Program
The elements of the Company’s compensation program are base salary, cash bonus incentives, equity incentives, and certain perquisites.
Base Salary
The base salary is intended to be competitive with publicly traded banks and bank holding companies in a “peer group” of comparable banks and bank holding companies ranging in size from $700 million to $1.3 billion in asset size. The peer group was constructed by our external compensation consultant. Base compensation is set towards the fiftieth percentile of the peer group. It is not directly tied to or contingent upon achieving budgeted goals in any one year. The compensation committee believes that providing a fair and competitive base salary is necessary for attracting and retaining quality management. In the experience of the compensation committee, quality of management is the single critical factor in operating a successful commercial bank in the Middle Tennessee area. Continuity of management is also important. Thus the committee believes that the Company’s executives need to be fairly compensated and able to rely on a stable source of income. In general, cost of living and performance increases will be provided each year based on reasonable performance levels. However, if performance becomes and remains subpar, the Board of Directors and the compensation committee would expect to halt or reduce such increases or to reduce an executive’s base salary. Ultimately, the Company could determine to terminate the executive for non-performance. See “Change of Control Agreements,” appearing elsewhere in these proxy materials.
Cash Incentives
We use cash bonus incentives to drive achievement of specific annual economic goals. Management recommends budget goals to the Board of Directors. Cash bonus incentives are then adopted to motivate officers and employees to achieve their budgeted financial targets. Failure to achieve personal or Company-wide goals can be expected to mean that none of the four members of the executive management team would receive a cash bonus for 2007.
Equity Incentives
The Company uses equity incentives to foster continuity of management and employees. In general, equity incentives are intended to be earned by years of service and they become valuable (or more valuable) as a result of improvements in the Company’s stock price. In general, the recipient of an equity incentive award must remain an employee or director for a number of years in order for the equity incentives to fully vest. If they are terminated for failure to perform, or if they choose to leave the Company (or the subsidiary banks), or in the case of directors if they are not re-elected, then they will lose the unvested equity incentives. Although most of the cash compensation is paid by the banks, all equity incentives are provided by the Company.
Perquisites
The subsidiary banks have 401(k) plans. The Company does not directly match contributions to the subsidiary banks’ 401(k) plans. However, PrimeTrust Bank matches employee contributions of up to the lesser of 5% of their salary or $11,000, and Bank of the South matches employee contributions up to 3% of salary to the extent specified in Internal Revenue Service guidelines. For the years 2005 and 2006, Bank of the South contributed $25,667 and $79,409, respectively, and PrimeTrust Bank contributed $219,643 and $314,033, respectively, to their respective 401(k) plans. It is currently anticipated that the banks’ 401(k) plans will be combined into a Company plan in 2007. The Company does not currently provide a retirement plan or any retirement benefits to employees or directors.
The perquisites offered by the Company or the subsidiary banks to its executives are limited to the use of an automobile, certain country club dues, life insurance, group health and disability benefits, a supplemental life insurance premium, paid vacation, educational opportunities, payment of their expenses for attending banking industry association meetings, and payment for educational purposes. The Company does not provide aircraft or apartments to its executives or to its directors. The dollar values of the components of these perquisites is disclosed in the Summary Compensation Table set forth in this proxy statement. The compensation committee considered these “perks” when setting compensation but did not reduce any of the three primary components (base salary, bonus or equity incentives) as a result of their availability to the executive management team.
Director Compensation
Director compensation is set in a manner comparable to that used in setting base salaries. We look at directors’ fees in the peer group designed by the Company’s external compensation consultant and set board and committee fees towards the middle percentile of the peer group. The purpose of these fees is to compensate directors for allocating an appropriate amount of time to Company business. A portion of director fees is based on actual attendance at board and committee meetings. However, Director involvement in the Company is not limited to attending meetings. Directors are also encouraged, and generally do, refer business to the Company and its subsidiary banks as well as acting as emissaries for the subsidiary banks in their respective communities. Our Directors reside in various parts of the subsidiary banks’ banking markets and often are perceived as business and civic leaders in their communities. Equity incentives for Directors are set based on recommendations of management consistent with the fact and appearance of fairness to the shareholders. We intend equity incentives for Directors to promote continuity of service to the Company and to fairly compensate our Directors for their service to the Company as well as for the economic risks they assume as Directors of a Company registered under the Securities Exchange Act of 1934. In general, our Directors have invested significant personal funds into the Company’s common stock and we encourage them to retain those investments.
Why We Chose to Pay Each of the Compensation Program Components
We have chosen to pay the various components of our compensation program in order to encourage the achievement of the economic and social objectives of the Company. Base salary is intended to provide a competitive and fair compensation to our executives. Cash incentives are designed to promote the attainment of profitability, growth, credit quality, integrity and leadership. Equity incentives are used to promote stability and longevity by increasing the amount of wealth that an executive can receive by virtue of continued profitable growth. “Perks” are used as an ancillary part of compensation to provide reasonable levels of insurance, vacation time, and services that our executives can use in their business and personal development.
We believe that this compensation structure will enhance the value of our shareholders’ investments in the Company while contemporaneously providing a positive work environment. All of the members of our Board of Directors and executive management team have personally invested substantial sums in the Company’s common stock and all have a present and, through equity incentives, a future interest in its continued profitability.
Elements of the Company’s Compensation Plan and Why We Chose Each (How It Relates to Objectives)
The three primary components of our compensation program are base salary, cash bonus incentives, and equity incentives. Each has a specific part in the overall compensation program. In arriving at the levels of compensation, we rely on the Company’s external compensation consultant, management, and our own judgments.
The goals that we set relate to our objectives as follows:
•	Base salary is the compensation that we feel must be competitive to attract and retain the managerial talent we need to operate a successful financial services company.

•	Cash bonus incentives are used to motivate executives to achieve and exceed budgetary goals approved by the Board of Directors; and

•	Equity incentives are intended to promote management continuity and profitable growth.
Base Salary
Each of the members of the executive management team has been assigned a base salary based on a group of comparable financial institutions both local and non-local. Base salary is not tied to any particular goals in a fiscal year. Its role is to provide a fair and stable, competitive, compensation to our executives. Cost-of-living and other percentage adjustments are also used for this purpose. Most “perks” are in the form of group health and life insurance coverages (with special coverages for the executives to assure that each executive’s group life insurance benefit equals the same percentage of income as the group provides for lower paid personnel). Some perquisites have been granted to the executives, in the form of golf club dues and automobiles, commensurate with the compensation committee’s view of their needs for entertaining clients;

We set base salary as follows: The external compensation consultant identified a peer group of publicly traded banks and bank holding companies against which we could compare compensation. Management recommended specific compensation levels. Based on the information provided to the compensation committee, management recommendations, and our own judgment we set base salaries in approximately the 50th percentile for comparable executive positions in the peer group.
Cash Bonus Incentives
Cash bonus incentives are designed to promote the achievement of the budgeted targets set by management and the Board of Directors for each fiscal year. The cash bonus is based on a weighted average achievement of objective economic targets. The economic goals are targets for overall profitability, asset growth, and credit losses (principally in the form of bad loans that must be written off or discounted). These criteria account for the vast majority of the executives’ performance evaluation. An additional (much smaller) percentage is allocated to “management effectiveness,” which is more subjective but includes consideration of integrity, perceived leadership in the Company and in the communities we serve, fostering teamwork, developing customer relationships, limiting employee turnover, and maintaining a high level of staff morale.
Equity Incentives
Equity incentives are intended to promote continuity in management by (1) increasing each executive’s and director’s ownership in the Company and (2) discouraging turnover by using a multi-year vesting schedule for awards. We believe that equity incentives promote our shareholders’ interests by increasing the ownership of our employees and directors and by discouraging disruptive employee departures. Equity incentives provide a long-term reason for executives to remain with the Company and to foster profitable growth.
How the Company Chose Amounts and/or Formulas for Each Element
Each executive’s current and prior compensation is considered in setting future compensation. In addition, we reviewed the compensation practices of other financial services companies with which we compete in the marketplace and whom we believe to be included in a specific sampling of comparable financial institutions (our “peer group”). We considered, but did not choose to deduct, the estimated value of previous equity incentive grants from recommended compensation levels. We did not attempt to quantify the value of the long-term component of compensation (that is, equity incentive grants) as a percentage of total cash compensation. We chose to make awards of restricted stock and non-qualified stock options to members of the executive management team and directors in equal amounts for executives and equal amounts for directors.
The members of the peer group were determined by our external compensation consultant based on a range of publicly traded banks and bank holding companies with assets ranging from $700 million to $1.3 billion. To some extent, our compensation plan is based on the market and the companies we compete against for employees and directors. The elements of our plan (base salary, bonus and equity incentives) may parallel or be similar to the elements used by many other banks and financial services companies. However, in the experience of members of the compensation committee and the Board of Directors, the costs related to turnover and lost opportunities due to turnover militate towards a goal of compensating employees well while demanding superior performance. The loss of talented employees at our subsidiary banks, including those who might be able to move a significant amount of business to another financial institution, due to compensation-related matters is believed to be low.
The exact base pay, bonus range, and equity incentive grants reflect our attempt to balance our competing objectives of fairness to all stakeholders and attracting and retaining the caliber of personnel we need to compete successfully and to serve our customers and communities. Although base salaries can be a somewhat secure source of compensation for executives and other employees, the bonus-target range is an almost completely objective measuring device for determining cash bonuses. Equity incentive awards are based on perceived overall performance, as well as seniority and level of responsibility, and are therefore more subjective than either base salary or bonuses.

As noted previously, base salary is designed to be a fair, stable and competitive component of each executive’s compensation. It is not tied to performance in any one year but it is dependent on performance that is consistently acceptable to the Board of Directors.
Cash incentives have a different function. They are designed to drive the attainment of specific economic goals. By hitting all of his budgetary goals on a weighted average basis, the executive can receive a bonus equal to 15% of his base salary. As the executive achieves greater budgetary objectives, his total cash compensation will approach the 75th percentile of the specified peer group’s cash compensation levels. As a result, if an executive achieves specified “stretch” objectives in his budget, he can earn a cash bonus for the particular year equal to 60% of his base salary. However, if the individual does not achieve at least 70% of his budgetary objectives on a weighted average basis, then he or she will receive no bonus. In addition, if the minimum threshold for overall Company profitability is not achieved, or if the upper limit for credit losses is exceeded, then no bonus would be earned.
For 2007, each member of the executive management team has been assigned identical budgetary objectives. The objectives may be referred to as “threshold,” “target,” and “stretch.” The objectives are calculated by an objective weighted average formula of absolute dollar net profit and asset growth, and a specified percentage of loan losses to total average loans. In addition, we apply a subjective, far smaller percentage for performance labeled “management effectiveness.” Specific dollar targets and percentages for growth are not disclosed in this analysis due to competitive concerns. However, in general, the compensation committee expects that the members of the executive management team should be able to achieve the lowest objective level (threshold) but there is significant doubt that they can achieve the “target” objective and substantial doubt that they can achieve the “stretch” objective. Consequently, the bonus (as a percentage of base salary) that can be earned for achieving the threshold objective is only 15%, whereas the bonus as a percentage of the target and stretch objectives are 30% and 60% respectively. Consequently, the incentive for hitting the stretch objective is 4 times as great as hitting the threshold objective and twice as lucrative as hitting the middle objective.
The following points reflect what an executive must achieve in order to attain threshold, target and stretch objectives in 2007:
•	The target range for net income is approximately 33% higher than for the threshold objective, and the stretch objective for net income is about 52% higher than the threshold objective.

•	The target range for asset growth is approximately 9.5% higher than for the threshold objective, and the stretch objective for asset growth is about 20% higher than the threshold objective.

•	The target range for asset quality (measured by the level of charged off loans incurred at the subsidiary bank level) is half of the level permitted specified for the threshold objective, and the stretch objective for asset quality (level of charged off loans) is less than one-third of the threshold objective.
As a committee, we believe that the target and stretch objectives are worthwhile and attainable goals, but they will not be easily achieved. The incentives for achieving them, however, are financially significant to the executive. If achieved, we believe that they will significantly improve the value of our shares and thus directly benefit our shareholders.
Compensation Committee Discretion
Although the compensation committee, with the approval of the Board of Directors, could exercise its discretion with respect to certain of the budgeted goals, it would expect to do so only in the event that the Company’s markets were subject to market volatility that is not reasonably subject to anticipation or management’s control. Such volatility would include interest rate volatility, significant increases in reserve or deposit insurance costs, regulatory restrictions on commercial real estate lending (which is a large component of the subsidiary banks’ loan portfolios), the impact of a recession, or comparable matters. Discretion could also be exercised by the compensation committee in certain instances based on branch expansion that could temporarily depress short-term earnings while promoting long-term growth and profitability. For example, if the management team recommended that the banks incur the expense of constructing or acquiring new branches, the committee might evaluate the impact of those branches on the achievement of budgeted profitability, because new branches impose an expected short-term downward pressure on profitability during their start-up phase. As a matter of policy, the compensation committee does not expect to exercise this discretion, or to recommend that the Board of Directors do so, but it could. We do not reserve the right to limit cash incentives if an executive attains his or her goals. We have not established a policy or procedure for recovering equity incentives from executives due to restatements or other adjustments of the Company’s consolidated financial statements.
Please refer to the “Summary Compensation Table” and the other tables related to executive management compensation set forth elsewhere in these materials.
The Role of Management Recommendations
In the compensation process we receive recommendations from the executive management team as to specific proposed base salaries, bonus ranges, and budgetary targets. We have the right to accept, reject or modify executive management recommendations. The information provided to us by our external compensation consultant and management, as well as other sources available to us, help us to evaluate management’s recommendations. Historically, we have tended to follow such recommendations and we expect to do so in the future, consistent with our own assessment of the fairness and appropriateness of such recommendations in light of the information we have. The compensation plan that we have adopted at the Company level has been used by PrimeTrust Bank over the last several years and we believe that it has continuing merit. It will generally be used at both the Company and the subsidiary bank levels.
In addition, management customarily recommends levels or ranges of equity incentive awards for all directors and staff. We may approve such awards or, in practice, recommend or refer them to the Board of Directors for approval. In such cases, employee directors do not participate in the vote.
Equity Incentives
The compensation committee also recommends equity incentive compensation to the full Board of Directors (without the participation of employee directors) for its consideration. Specific awards to the executive management team are reflected in the compensation tables provided in this proxy statement. In general, however, equity incentive compensation is awarded pursuant to the Company’s 2006 Omnibus Equity Incentive Plan (“Omnibus Plan”) in the form of restricted shares, nonstatutory stock options, and stock appreciation rights. All of the employees and directors of the subsidiary banks and the Company are eligible to participate in the Omnibus Plan. Equity incentives are intended to reward seniority and longevity and to deliberately increase the ownership interests of executive and senior management in the Company. The compensation committee believes that such ownership interests provide a background motivation for employees not only to achieve their goals but to work diligently “on and off the clock” to enhance the Company’s success, to promote its reputation for knowledgeable and responsive customer service, and to extend its reputation for integrity.
The following table reflects the grants of equity incentives for 811,250 shares of Company common stock in 2006:

Company Awards of Equity Incentives in 2006
	Restricted	Nonstatutory Stock	Stock Appreciation
Office / Type of Award	Shares	Options	Rights
Chairman & CEO	40,000	40,000	0

President	40,000	40,000	0

EVP and Chief Risk Officer	40,000	40,000	0

Company Awards of Equity Incentives in 2006
	Restricted	Nonstatutory Stock	Stock Appreciation
Office / Type of Award	Shares	Options	Rights
EVP and Chief Financial Officer	40,000	40,000	0

Company Directors*	40,000	40,000	0

Subsidiary Bank Directors*	40,000	40,000	0

All Other Staff	20,000	275,000	36,250

Total Awards in 2006	260,000	515,000	36,250

*	These are awards by the Company to the non-employee members of its Board and to non-employee subsidiary directors as a group. A director receiving equity incentives at the Company level did not receive equity incentives at the bank level. In addition, in 2006, the Company assumed 1,008,417 equity incentives (in the form of stock options) from the banks, in accordance with the share exchange agreement between the Company and the banks.
By far the greatest value in equity incentives granted to employees in 2006 went to the four members of the executive management team. We believed that this was an appropriate decision due to the relative contributions that they make to the Company and our subsidiary banks. By achieving the Company’s performance and profitability goals over time, these executives are positioned to reap significant personal rewards. If they achieve these goals, we believe that the shareholders and other stakeholders will benefit greatly. In order to realize on most of the value of these awards, members of the executive management team will, unless there is a change of control or a violation of an executive’s change of control agreement, be required to remain employed by the Company for up to ten years. However, the Company has not guaranteed employment to these executives. In addition, all of these executives pre-paid the taxes on their restricted stock awards, meaning that each of them has assumed significant personal financial risk if the restricted stock awards do not fully vest of if their value is ultimately less than $8.76 per share, which was our determination of the fair market value of the shares on the date that the awards were made (all awards under the Company’s Equity Incentive Plan were made on September 1, 2006, to executive and non-executive personnel alike, based on that price).
The restricted shares awarded to executive management in 2006 are scheduled to vest at the rate of 10% a year over a ten year period. Initially, the compensation committee awarded the restricted shares to vest for the executive management team only after ten full years. After further consideration, at management’s request, the compensation committee recommended to the Board of Directors, and the Board of Directors approved, a change in these awards to the current vesting schedule. This change was made to be more consistent with other awards of equity incentives and to recognize that some members of the executive management team may retire before the full ten year vesting period expired. In making this change in vesting, the compensation committee took into account the fact that the anticipated expense to be recognized by the Company for the tranche-vesting would not increase significantly.
Nonstatutory stock options (“non-qualified options”) awarded to executive management also vest 10% a year for ten years. Members of the executive management team received no awards of stock appreciation rights (“SARs”). For other employees, the equity incentives vest over a period of five to seven years at approximately one-fifth to one-seventh of the total per year. Employees must generally remain employed by the Company in order for these incentives to vest, although the compensation committee has the power to exercise its discretion to allow more rapid vesting in certain events. For example, more rapid vesting might be allowed by the committee in the event of death, disability, or retirement. All equity incentives vest on a change of control.
The 2006 awards under the Omnibus Plan were valued at the $8.76 estimated value of each share of the Company as of the date of consummation of the share exchange between Bank of the South, PrimeTrust Bank, and the Company on September 1, 2006, which was the date that awards were made by the compensation committee. It is anticipated that future awards to executive and senior management will be made at a time or times when the Company has reported quarterly or annual earnings so that there will be a more objective basis on which to value each grant. The Company does not “back date” equity incentives and equity incentives will not be “back dated” under any circumstances.
The Company does not award “incentive” stock options. Although some awards of incentive stock options, which were issued by PrimeTrust Bank and Bank of the South before they became subsidiaries of the Company, continue to be outstanding, it is considered unlikely that future incentive stock options will be issued by the Company for the foreseeable future due to the lack of tax benefits to the Company related to such awards. (Please refer to the section entitled “Accounting and Tax Considerations” appearing elsewhere in these materials.)
Timing of Equity Incentive Grants
Subject to certain exceptions set forth below, compensation committee plans equity incentive grant dates well in advance of any actual grant, unless the grant is to a new employee, in which event the grant will be based on the fair market value of each share as determined by the compensation committee. As a matter of policy, the timing of each grant to existing directors and officers is determined weeks or months in advance to coincide with a scheduled meeting of the compensation committee and the Board of Directors. Except in highly unusual circumstances, we will not allow option grants at other dates. The grant date is established when the Company’s compensation committee approves the grant and all key terms have been determined.
The Company’s general policy is for periodic grants, if any, to occur promptly (within two weeks) after the official announcement of the Company’s audited year-end, or quarterly unaudited, results so that the equity incentive exercise price reflects both the Company’s consolidated financial results and the prices of those trades that we believe are indicative of fair value. Said another way, we would tend not to give much weight to the pricing in inter-family transfers, transactions that we believe to be speculative, or prices that seem to us to be too low or too high relative to our book value, financial results, and other credible trades (if any).
If at the time of any planned option grant date we are aware of any material non-public information, the Company would not generally make the planned equity incentive grant. In such event, as soon as practical after material information is made public, the compensation committee would expect to conduct a specially called meeting and/or otherwise take the necessary steps to authorize the delayed equity incentive grant. Regarding the foregoing grant process, the Compensation Committee does not delegate any related function, and executives are not treated differently from other recipients of our equity incentives.
Limitations on Equity Incentive Grants
The number of shares that the compensation committee considers to be available for grant is limited to some degree by our perception of the “equity incentive overhang.” Currently, equity incentives issued by the Company equal approximately 15% of our outstanding shares, which is the “equity incentive overhang” for the Company. In a review of a peer group of approximately 100 publicly traded community banks and bank holding companies with asset sizes ranging from $700 million to $1.3 billion, our management team reported that the range of equity incentive overhang ranged from 13% to 16%. It is our current goal to limit such overhang for the Company to 15% or less, to the extent practicable under the circumstances.
Valuation of Awards
It would be the compensation committee’s preference to tie the exercise price of each of our equity incentive grants to an objective price, such as a quoted closing price in an established securities market on the grant date. However, such information is not available because our shares are not quoted on any exchange or over-the-counter market. Rather, our shares are thinly traded in privately negotiated transactions. Typically, the volume of such trades is very low, rarely exceeding (if ever) exceeding one-half of one percent of the Company’s shares in any month or 5,000 shares (of more than 13 million outstanding) on any one day. The Company is dependent on reports of shareholders as to the actual prices paid, and satisfactory verification of such prices is difficult. Accordingly, we are compelled to determine “fair-market value” based on a different basis. Customarily, we will consider all of the following factors: trailing quarter book value, the pricing of recent trades as reported to the Company, and the price, if any, at which the Company would be willing to repurchase its shares in ad hoc transactions in which shareholders offered their shares back to the Company. It is our intention to value each grant at the fair market value of our stock on the grant date.
Costs of Equity Incentive Grants
Based on the equity incentive awards issued by the Company, it is estimated that the Company will recognize total compensation expense of $3,168,000 related to non-vested share-based compensation arrangements to be recognized over a weighted-average period of 5.03 years. Although this is not an insignificant amount, the compensation committee determined that it was reasonable for the Company as a whole. Please refer to “Accounting and Tax Considerations,” below.
Delegation of Authority
Our executive management provides recommendations to the compensation committee as to most executive compensation matters, including executive and director compensation and the specified peer group; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. The Compensation Committee obtains the counsel of its independent compensation consultants but it does not adopt specific compensation based solely on such recommendations. We are aware that the Company and the banks have other relationships with affiliates of the compensation consultant and we are sensitive to any conflict of interest that might exist.
Stock Price Performance
Stock price performance has not been a factor in determining annual compensation for a number of reasons. First, long-term growth and profitability are deemed more important by the Board of Directors and its compensation committee than short-term stock changes in share price. Second, the common stock of the Company is very thinly traded (when it is traded at all) in privately negotiated transactions. There is no broker or dealer in the Company’s common stock and our stock is not traded on any recognized securities market. Further, in the view of the compensation committee, the stock price of financial institutions is often subject to a variety of factors both outside our market and beyond the control of our directors, executive management and staff. The Company does not have an exact formula for allocating between cash and non-cash compensation. Compensation is generally paid as earned.
Modifications to the Executives’ Change of Control Agreements
The Company has change of control agreements with each member of its executive management team, and also with one PrimeTrust Bank executive officer. See the section of these materials below, entitled “Change of Control Agreements.” As a committee, we agreed with management’s recommendation to provide change of control agreements to the four members of the executive management team as well as to one member of PrimeTrust Bank’s senior management. Messrs. Scott, West, and Lanier already had such agreements at PrimeTrust Bank. In order to induce them to waive the consummation of the share exchange with Bank of the South and the Company as a triggering event, we agreed to offer them comparable agreements with the Company and to extend comparable agreements to Messrs. Major and Short. Although we recognized that the costs of these agreements to the Company can be large in dollar amounts, we concluded that the protections afforded to these executives based on a change of control is worth the overall costs to the Company were they to be triggered. These agreements were negotiated by management with the Company’s Board of Directors and were part of management’s bargained-for-exchange in putting the subsidiary banks under the Company’s control.
The compensation committee has recently approved modifications to the change of control agreements for its four principal executives and a related change in the Omnibus Plan. These changes are designed to protect the executives from adverse tax consequences in the event of a change of control that has adverse tax implications to them under Section 280G of the Internal Revenue Code. In general, that part of the Internal Revenue Code subjects an employee with a change of control agreement (a “parachute agreement”) to a 20% excise tax (in addition to the income tax otherwise payable) of the “excess parachute payment (as that term is defined in the Code). In addition, the Company is denied its employee expense deduction for that “excess” payment. The Internal Revenue Code defines an “excess parachute payment” as that part of a payment made based on a change of control (a “parachute payment”) if the aggregate present value of such contingent payments exceed three time such person’s base compensation as the term “base compensation” is determined under the Internal Revenue Code. In practice, calculating the amount that will be a “parachute payment” can be complex.
In the event that the Company were to be subject to a change of control, the compensation committee agreed with members of executive management that it would be unfair to them to penalize them for such a transaction. Therefore, we recommended to the Board of Directors, and the Board approved, a change in their change of control agreements that would indemnify them for any surcharges or excise taxes related to a change of control. On balance, the compensation committee and the Board of Directors believed that the impact of such charges should be spread across all of the shares and not just left to the executive management team alone. The change to the Omnibus Plan was made to address a provision that could have been read to force the employee to forfeit all or part of his equity incentives to the extent that they were deemed to exceed the levels of compensation at which the excise tax of Section 280G of the Internal Revenue Code became applicable. Again, we believed, and the Board of Directors concurred, that it was unfair to the members of the executive management team to penalize them for a change of control transaction that we expect will be for the benefit of all shareholders.
Accounting and Tax Considerations
Our equity incentive grant policies have been affected by the implementation of SFAS No. 123 (Revised 2004) “Share-Based Payments” (“SFAS No. 123R”), which we adopted in 2006. Under this accounting pronouncement, we are required to value unvested equity incentives granted prior to our adoption of SFAS No. 123R under the fair value method and expense those amounts in the income statement over the equity incentive’s remaining vesting period. In response to this change in accounting rules, in late 2005, both banks accelerated the vesting of all then outstanding equity incentives, including equity incentives held by members of our executive management. As a result of this vesting, the banks were not required to reflect the expenses of these incentives in their income statements. However, the pro forma impact is reflected in Note 20 to the Company’s consolidated financial statements and was described in the Company’s registration statement filed with the SEC in connection with the share exchange (Commission File No. 333-134247). Additional information can be found in Note 20 to the Company’s consolidated financial statements for 2006.
The Company incurred a $76,000 stock-based compensation expense for 2006 related to the equity incentives awarded by the Company after completion of the share exchange. This was net of a $47,000 deferred income tax benefit. This charge was based on management’s estimate of future subsidiary banks. Basic and diluted earnings were reduced by $.01 per share as a result of the adoption of SFAS No. 123R. The Company has recorded $3,168,000 of total unrecognized cost related to non-vested share-based compensation under its Omnibus Plan (plus those assumed from the subsidiary banks’ plans pursuant to the share exchange). This cost is expected to be recognized over a weighted average period of 5.03 years.
The compensation committee has no present plan to award additional equity incentives to members of its executive management or directors. However, awards to new employees, to new directors, and to others can be expected to be made in the future. Except as set forth in the discussion of equity incentive overhang above, the compensation committee has not established a ceiling on the number of shares or earnings impact that it would be willing to incur as a result of the award of equity incentives. Currently, the Company expects to recognize a charge against earnings of $76,000 (net of a $47,000 deferred income tax benefit attributable to incentives) for all of the equity incentives issued by the Company in 2006. The pro forma charge against earnings for stock options issued by the banks prior to the share exchange with the Company is set forth in Note 20 to the Company’s consolidated financial statements.
We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. The Company has no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2006, our Company’s compensation committee consisted of directors James A. Campbell, Chair, Harold G. Bone, Monty E. Mires, Margaret N. Perry, Stephen A. Steele, and Edward A. Whitley. From time to time, one or both of our subsidiary banks make loans to directors of the Company and of the respective banks in the ordinary course of business. Typically, the banks do not lend to their respective executive officers except for loans that are intended to be sold in the secondary market or that fall within strict regulatory guidelines. See “Certain Transactions.”
No member of our Committee is, or was during 2006, an officer or employee of the Company or any direct or indirect subsidiary of the Company, and none has served in such a capacity. Other than the transactions described in this document, none had any relationship with the Company that requires disclosure under the SEC’s proxy solicitation rules.
No executive officer of the Company served during 2006 (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company, or (ii) as a director of another entity, one of whose executive officers serviced on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in Company’s Annual Report on Form 10-K for the year ended December 31, 2006.
The undersigned members of the Executive Compensation Committee have submitted this Report to the Board of Directors.*
James A. Campbell, Chair
Harold G. Bone
Monty E. Mires
Margaret A. Perry
Stephen A. Steele
Edward A. Whitley

*	Important Note: As permitted by the rules and regulations of the SEC, notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference in whole or in part, including this proxy statement, the Compensation Committee Report and the statements regarding the independence of the respective members of the Compensation Committee shall not be incorporated by reference into this or any other such filings.

SUMMARY OF COMPENSATION
The following table includes information concerning compensation for the three year period ended December 31, 2006 in reference to the four members of the of executive management team. This group includes the required disclosure related to our CEO (who is our principal executive officer (or “PEO”) and our CFO (who is our principal financial officer (or “PFO”) and the two other most highly compensated executive officers of the Company. Because the Company has been operational for less than one year, and because most of the cash compensation paid to our executives is provided by our subsidiary banks, the amounts reported in the table include amounts paid by the Company and its subsidiaries, not just the Company alone. For 2004 and 2005, all of the compensation was paid by the subsidiary banks. Fees to the executives for serving as directors of the Company and the banks are reported in the Director Compensation table appearing below in this proxy statement.
Please note that, as permitted by SEC regulations, the Company has chosen to “phase in” its disclosures required by newly adopted SEC compensation rules. Thus, the information specified in columns (e) through (h) is included only for our most recently completed fiscal year (2006). In following years, we expect to include two (and then three) years of information in these columns. For that reason, the information specified in these columns for 2005 and 2004 is given as “N/A” and the information for 2005 and 2004 in columns (i) and (j) is the same as that provided for the subsidiary banks for prior years and not adjusted to include the information required in the new SEC compensation rules.
SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and	All
Name and						Non-Equity	Nonqualified	Other
Principal				Stock	Option	Incentive Plan	Deferred	Compen-
Position		Salary	Bonus	Awards	Awards	Compensation	Compensation	sation	Total
(NEO’s)	Year	($)	($)	($)(1)	($)(2)	($)	($)	($)(3)(4)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gary L. Scott (PEO)	2006	195,000	—	11,680	3,271	121,520	—	21,376	352,847
	2005	172,500	—	17,445	—	67,715	—	18,055	275,715
	2004	149,167	—	—	—	—	—	14,816	163,983
Jason K. West (PFO/EVP/CFO)	2006	190,000	—	11,680	3,271	117,600	—	24,088	346,639
	2005	166,500	—	—	—	65,380	—	20,814	252,694
	2004	144,164	—	—	—	—	—	17,369	161,533
David Major (President)	2006	210,667	—	11,680	3,271	10,138	—	9,687	245,443
	2005	200,000	—	—	—	6,807	—	5,693	212,500
	2004	194,786	—	—	—	—	—	774	195,560
James S. Short (EVP / CRO)	2006	158,000	—	11,680	3,271	7,916	—	7,584	188,451
	2005	146,667	—	—	—	4,765	—	4,568	156,000
	2004	137,684	—	—	—	—	—	1,478	139,162

Notes to Preceding Table

(1)	In accordance with FAS 123(R), the amount in this column represents the aggregate grant date fair value of the grants of shares of restricted stock to the named executive officer made as of September 1, 2006. The amounts in this column reflect the dollar amount recognized as an expense by the Company for consolidated financial statement reporting purposes in 2006. Please refer to Note 20 of the Company’s consolidated financial statements for additional information concerning the Company’s restricted share grants, including the assumptions made by the Company in valuing these awards. The Company’s consolidated financial statements are included in the Annual Report to Shareholders that accompanies this proxy statement. These consolidated financial statements were also a part of the Company’s Annual Report on Form 10-K as filed with the SEC on March 15, 2007, which report is available on the Company’s website.

(2)	In accordance with FAS 123(R), the amount in this column represents the aggregate grant date fair value of the grants of stock options to the named executive officer made as of September 1, 2006. The amounts in this column reflect the dollar amount recognized as an expense by the Company for consolidated financial statement reporting purposes in 2006. Please refer to Note 20 of the Company’s consolidated financial statements for additional information concerning the Company’s stock option grants, including the assumptions made by the Company in valuing these awards. The Company’s consolidated financial statements are included in the Annual Report to Shareholders that accompanies this proxy statement. These consolidated financial statements were also a part of the Company’s Annual Report on Form 10-K as filed with the SEC on March 15, 2007, which report is available on the Company’s website.

(3)	This amount represents (a) perquisites paid to or for the named executive and (b) the subsidiary bank’s contribution to its respective 401(k) plan on behalf of the named executive(s). Messrs. Major and Short are employed by Bank of the South and they participate in Bank of the South’s 401(k) plan. Messrs. Scott and West are employed by PrimeTrust Bank and they participate in PrimeTrust Bank’s 401(k) plan. Perquisites and other personal benefits, securities, or property, if any, are not reported unless the aggregate amount of such compensation is more than $10,000. The perquisites (or “perks”) paid to or for each named executive for its last completed fiscal year (2006):

				Insurance	Tax Reim-	401(k)
Name	Period	Automobile	Private Club	Premium	bursement	Contribution
Gary L. Scott	2006	8,500	—	1,876	—	11,000
Jason K. West	2006	8,500	4,313	275	—	11,000
David Major	2006	1,850	—	1,971	188	5,678
James S. Short	2006	1,750	—	1,414	188	4,232
***
In addition to the cash and other compensation indicated in the Summary Compensation Table, the Company also awarded incentive equity compensation to the named executives in 2006. All such awards were made pursuant to the Company’s Equity Incentive Plan.
The following “Grants of Plan-Based Awards” table contains information concerning grants of plan-based awards. The amounts awarded for non-equity incentives (column (c)) for the Company’s most recently completed fiscal year (2006) are reported in the Summary Compensation Table for the named executive officers in the column captioned “Non-Equity Incentive Plan Compensation” which is column (g) of that table. The awards were made under the Company’s Equity Incentive Plan on September 1, 2006. The awards of restricted stock were originally scheduled to vest only at the end of ten completed years from the grant date. After discussion with the executive management team, the Company’s executive compensation committee agreed that the restricted shares would vest at the rate of 10% per year for ten years. There was no incremental adverse increase in the cost to the Company of changing this vesting schedule for purposes of SFAS 123R. Restricted stock awards were also made to directors of the Company and the subsidiary banks and to certain other senior officers of the subsidiary banks.

GRANTS OF PLAN-BASED AWARDS

									All Other	All Other
									Stock	Option
		Estimated Future Payout Under			Estimated Future Payouts Under				Awards:	Awards:	Exercise or
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards(1)				Number	Number of	Base Price
		Thresh-			Thresh			Maxi-	of Shares	Securities	of Option
		old	Target	Maximum	-old	Target		mum	of Stock	Underlying	Awards(2)
Name	Grant Date	($)	($)	($)	(#)	(#)		(#)	or Units(#)	Options(#)	($/Sh)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)	(j)	(k)
Gary Scott(PEO)	9-1-2006	—	—	—	N/A	40,000	(2)	N/A	-0-	-0-	8.76 *
						40,000	(3)
Jason K. West (PFO)	9-1-2006	—	—	—	N/A	40,000	(2)	N/A	-0-	-0-	8.76 *
						40,000	(3)
David Major	9-1-2006	—	—	—	N/A	40,000	(2)	N/A	-0-	-0-	8.76 *
						40,000	(3)
James S. Short	9-1-2006	—	—	—	N/A	40,000	(2)	N/A	-0-	-0-	8.76 *
						40,000	(3)
Notes to Preceding Table

(1)	The awards in this column are awards of shares of restricted stock and stock options under the Company’s Equity Incentive Plan.

(2)	This number specified in column (g) is the number of stock options (exercisable at the rate of one share of Company common stock for each option) awarded to the named executive. Options have an exercise price of $8.76 per share. This was believed by the executive compensation committee to be the fair value on the date of grant within the meaning of SFAS 123(R). There is no established public trading market for the shares of the Company’s common stock.

(3)	This number specified in column (g) is the number of shares of restricted stock awarded to the named executive. There is no exercise price for restricted shares. Such shares vest at the rate of 10% per year over 10 years. Unless an executive remains employed by the Company for each full year of 10% vesting, or unless he is wrongfully discharged or resigns for specified “good reason,” he will forfeit “unvested” portion of the restricted shares. Until forfeited, these shares carry voting rights and the right to receive dividends when and if declared by the Company’s board of directors. Until vested, the shares cannot be sold, encumbered or transferred.
Equity Incentives
Prior to September 1, 2006, when the share exchange between the Company and the banks was completed, each bank had issued stock options under it respective stock option plan(s). Upon completion of the share exchange, the Company assumed the banks’ respective obligations to issue common stock upon exercise of a bank stock option. The number of shares issuable upon exercise of a bank stock option, and the exercise price of each stock option, was adjusted after completion of the share executive to reflect the exchange ratios into which each bank’s common stock was converted into Company common stock. Each option is exercisable for one share of the Company’s common stock.

The “Outstanding Equity Awards at Fiscal Year End” table below provides information as the year-end value of unexercised options and restricted shares held by the named executive officers. All awards by the Company were made pursuant to the terms of the Company’s Equity Incentive Plan. Awards from the subsidiary banks were made pursuant to each bank’s equity incentive plans and assumed by the Company in the share exchange. Each of the named executive officers holds stock options issued by the Company (after completion of the share exchange) and Messrs. Scott and West hold stock options issued by PrimeTrust Bank prior to completion of the share exchange. Stock options issued by the Company to Messrs. Scott, Major, Short and West vest at 10% per year. It is presently intended that 10% of the restricted shares issued by the Company to the named executive officers will vest annually for ten year.
In the table, the first row opposite an officer’s name in any column represents options or awards issued by the Company. The second row specifies the restricted shares issued by the Company. Finally, the third row lists the stock options issued by a subsidiary bank and assumed by the Company in the share exchange. The exercise price for stock options issued by the Company is $8.76 per share. The exercise price for stock options issued by PrimeTrust Bank is $7.50 per share after giving effect to the 2-for-1 exchange ratio for the issuance of Company common stock to holders of PrimeTrust Bank shares and options pursuant to the share exchange. No named executive officer holds options issued by Bank of the South and then assumed by the Company.
There is no established public trading market for the Company’s common stock. As a result, the values specified in columns (h) and (j) in the table are based on privately negotiated trades believed to be reliable by the Company, and provide the basis for the Company’s estimate that the current “market” price of the Company’s common stock is $11.00 per share. The values stated in columns (h) and (j) are aggregate values from which, as to options, should be deducted the exercise price of either $8.76 per share (for Company-issued stock options) or $7.50 per share for bank-issued stock options. Such values may never be received by the named executives. No stock options issued by the Company have vested. All stock options issued by PrimeTrust Bank have fully vested.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

			Equity					Equity
			Incentive					Incentive Plan
			Plan					Awards:	Equity Incentive
			Awards:			Number	Market	Number of	Plan Awards:
	Number of	Number of	Number of			of Shares	Value of	Unearned	Market or Payout
	Securities	Securities	Securities			or Units	Shares or	Shares, Units	Value of Unearned
	Underlying	Underlying	Underlying			of Stock	Units of	or Other	Shares, Units or
	Unexercised	Unexercised	Unexercise	Option		That	Stock That	Rights That	Other Rights That
	Options(1)	Options	d Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
Name	(#)	(#)	Options	Price	Expiration	Vested(2)	Vested(3)	Vested(2)	Vested(2)
(NEOs)	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gary L. Scott (PEO)	-0-	40,000	40,000	8.76	9-1-2016	40,000	440,000	-0-	-0-
	-0-	-0-	-0-	-0-	N/A	-0-	-0-	40,000	440,000
	80,000	-0-	-0-	7.50	9-6-2015	-0-	-0-	-0-	-0-
Jason K. West (PFO)	-0-	40,000	40,000	8.76	9-1-2016	40,000	440,000	-0-	-0-
	-0-	-0-	-0-	-0-	N/A	-0-	-0-	40,000	440,000
	80,000	-0-	-0-	7.50	9-6-2015	-0-	-0-	-0-	-0-
David Major	-0-	40,000	40,000	8.76	9-1-2016	40,000	440,000	-0-	-0-
	-0-	-0-	-0-	-0-	N/A	-0-	-0-	40,000	440,000
	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

			Equity					Equity
			Incentive					Incentive Plan
			Plan					Awards:	Equity Incentive
			Awards:			Number	Market	Number of	Plan Awards:
	Number of	Number of	Number of			of Shares	Value of	Unearned	Market or Payout
	Securities	Securities	Securities			or Units	Shares or	Shares, Units	Value of Unearned
	Underlying	Underlying	Underlying			of Stock	Units of	or Other	Shares, Units or
	Unexercised	Unexercised	Unexercise	Option		That	Stock That	Rights That	Other Rights That
	Options(1)	Options	d Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
Name	(#)	(#)	Options	Price	Expiration	Vested(2)	Vested(3)	Vested(2)	Vested(2)
(NEOs)	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
James S. Short	-0-	40,000	40,000	$8.76	9-1-2016	40,000	440,000	-0-	-0-
	-0-	-0-	-0-	-0-	N/A	-0-	-0-	40,000	440,000
	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-
Notes to Preceding Table

(1)	The rows opposite each officer’s name list, respectively, stock options issued by the Company (first row); restricted shares issued by the Company (second row); and stock options issued by a subsidiary bank and assumed by the Company in the share exchange (third row).

(2)	This column reflects the award of restricted shares to the named executive officer. It is presently intended that 10% of these shares will vest annually for ten years.
The following “Option Exercises and Stock Vested” table presents information concerning each exercise of stock options during 2006 for each of the named executive officers on an aggregated basis. The table indicates values actually realized on the exercise of stock options issued by the respective officers by exercise of options during 2006 that were issued by the bank by which he is employed. The officers named in the table include our chief executive officer (principal executive officer or “PEO”) and our chief financial officer (principal financial officer or “PFO”) and two other executives. The shares covered by this table are limited to shares related to options issued by the subsidiary banks prior to the share exchange. All shares previously issued by the subsidiary banks were fully vested prior to the share exchange and were assumed by the Company as part of the share exchange agreement with the banks. No equity incentive awards issued by the Company have vested or are expected to vest prior to September 1, 2007, and thus none can be exercised.
OPTION EXERCISES AND STOCK VESTED

Option Awards			Stock Awards
	Number of Shares
	Acquired on	Value Received on	Number of Shares	Value Realized on
	Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Gary L. Scott (PEO)	22,804	85,743	-0-	-0-
Jason K. West (PFO)	27,206	102,295	-0-	-0-
David Major	34,593	144,453	-0-	-0-
James S. Short	22,211	92,749	-0-	-0-
Employment Agreements
The Company has no employment contract with any executive officer. However, the Company has entered into certain change of control agreements with Messrs. Scott, Major, Short and West, which are more fully described below.
Change of Control Agreements
The executive officers of the Company, Messrs. Scott, Major, Short and West have “change-of-control” agreements with the Company. As set forth in those agreements, in the event of a “change of control” of the Company or bank, or a termination of their employment other than “for cause,” each of these individuals would be entitled to receive a severance payment equal to one dollar less than three times his annual salary. (The seemingly odd manner of subtracting “one dollar” is based on the requirements of Section 280G of the Internal Revenue Code.) Reference to “bank” in this discussion means the bank for which the executive currently works (as to Messrs. Major and Short, Bank of the South, and as to Messrs. Scott and West, PrimeTrust Bank.) The severance payment is conditioned upon a full release of the Company and the Banks from any claims by the individual, other than claims for unpaid salary, accrued leave time or unreimbursed expenses.
In summary, the term “change of control” means any of the following:
•	a change in direct, indirect, record or beneficial ownership within a two hundred seventy (270) day period of shares in excess of 50% of the then-outstanding shares of common stock of the Company;

•	a change in the membership of the Company’s or the bank’s board of directors if a majority of the members of the board of directors have not served continuously on the bank’s board of directors for at least two consecutive years before the date of the election of one or more new members to the board of directors;

•	the sale or other disposition of all or substantially all of the assets of the Company, Bank of the South, or PrimeTrust Bank either (i) in one transaction or (ii) in a series of transactions occurring during a period of eighteen consecutive months or less;

•	any transaction that would be a change in control under any federal banking law, rule or regulation;

•	a change in control that would be required to be reported by a company subject to the Securities Exchange Act of 1934 in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act (or any successor law); or

•	any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act in effect on the date of the agreement, other than any “person” who on the date hereof is a director or officer of the Company, Bank of the South, or PrimeTrust Bank, becomes the beneficial owner, directly or indirectly, of securities representing 25% or more of the combined voting power of the Company’s then-outstanding securities.
For the purposes of the agreement,(a) the sale of as much as fifty percent (50%) of the assets of the Company or any bank controlled by the Company constitutes the “sale or other disposition of all or substantially all of the assets” of such entity and (b) the sale of as much as twenty-five percent (25%) of the voting power of the equity securities of any bank controlled by the Company constitutes the “sale or other disposition of all or substantially all of the assets” of the Company. Also for the purposes of the agreement, in determining whether there has been a sufficient change in the membership of the Company’s or the bank’s board of directors to be deemed a change of control, and thus to require a change of control payment to the executive:
(a)	Any director who replaces a director who has been removed for cause, who has died, who has retired at or after age 65, or who has retired due to physical or mental disability, shall be deemed to have been a director from the commencement of the replaced director’s term;

(b)	Any person serving as a director of either the Company, PrimeTrust Bank or Bank of the South as of the Effective Date who is elected as a director of another of these entities shall be deemed to have been a director of such other entity during the relevant time frame; and

(c)	Unless the executive voted against her or his election, any other director elected during the relevant period shall be deemed to have been a director during the relevant time frame specified in the agreement.
Thus, the fact that new directors have been elected to the relevant board of directors, or that directors have retired or otherwise left the board of directors of an entity covered by this Agreement, shall not be determinative without reference to paragraphs (a) and (b).

For purposes of the agreement, a termination of the executive’s employment “for cause” can be based on any one or more of the following:
•	executive’s demonstrable personal dishonesty, willful misconduct as an employee of the bank or the Company or breach of fiduciary duty involving non-trivial personal profit, or willful or intentional breach or inexcusable neglect by executive of his duties;

•	executive’s clear and continuous incompetence or failure to achieve demonstrably reasonable budgetary goals for three consecutive years;

•	executive’s conviction of a felony or his suspension or removal from office or prohibition from participation in the conduct of the Company’s or the bank’s affairs pursuant to a notice or other action by any bank regulatory agency having jurisdiction over the bank or the Company;

•	executive’s knowing and willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the board of directors of the Company or the bank will probably cause substantial economic damage to the Company and/or one of its subsidiary banks;

•	substantial damage to the Company’s or the bank’s reputational interest caused by executive, within certain parameters; or

•	material breach of any material provision of the agreement.
Each executive’s agreement, provides that no act, or failure to act on executive’s part shall be considered “willful” unless done, or omitted to be done, by him without good faith and without a colorable belief that this action or omission was at least not harmful to the Company taken on a consolidated basis; provided that any act or omission to act by executive in reliance upon an approving opinion of counsel (or as appropriate, another professional advisor) to the Company, to the bank, or to the executive shall not be deemed to be willful or negligent. The terms “incompetence” and “misconduct” are defined with reference to standards generally prevailing in the banking industry in the Nashville-Davidson-Murfreesboro Metropolitan Statistical Area. Acts or omissions that fall within the so-called business judgment rule applicable to directors of a corporation shall not constitute “incompetence” or “misconduct” or constitute “cause.” No breach of policy shall alone be the grounds for termination so long as it does not, alone, constitute “cause” other than as a breach of policy or does not subject the Company and/or the bank (or the board of directors thereof or one or more members thereof) to unreasonable risk of loss or damage.
In the agreement, each executive acknowledges that the Company and the bank have important reputational interests that such executive is required to uphold. Therefore, each executive is required to refrain from any type of consistent intentional misconduct that could be expected to, or that does, seriously damage or besmirch the reputation of the Company or the bank. The executive may, in extreme cases, be immediately terminated for conduct that is seriously damaging to the Company’s or the bank’s reputation. However, to the extent practicable, the Company and the bank agree to work to preserve the executive’s employment if the executive acts responsibly to repair or rehabilitate reputational damage and to rectify his own conduct.
Each of the following are listed as events of “wrongful termination” for which the executive shall be entitled to receive the change of control payment:
•	The Company’s or the bank’s failure either to re-nominate the executive for election to the board of directors at the expiration of each term during which he has served as a director of the Company or to re-elect executive to his current officer position with the Company and the bank at the customary time for such re-election (typically, at a directors’ meeting immediately following the annual meeting of shareholders);

•	Any reduction by either the Company or the bank, or both, in salary or benefits to the executive from that in effect on the later of the effective date of the share exchange or each anniversary date of the agreement;

•	A material violation of the agreement by the Company and/or the bank that is not cured within thirty (30) days after written notice;

•	The Company’s and/or the bank’s failure or refusal to advance expenses for the defense of claims against the executive as provided in the Company’s charter and/or bylaws;

•	The Company’s and/or the bank’s failure or refusal to indemnify the executive to the fullest extent provided by Tennessee law (except as limited by federal securities laws because, in the opinion of the SEC, indemnification for violation of the Securities Act is against public and unenforceable; and/or

•	Any termination or suspension of executive’s employment as an executive officer of the Company and the bank unless such termination or suspension is “for cause.”
The executive has no duty to “mitigate” his damages by taking other employment, nor would the Company or the bank have the right to “set off” against the executive’s change in control payment.
In each agreement, the Company and the bank by which the executive is employee have agreed that if executive retires after reaching age 65, or becomes substantially or completely disabled other than as a result of reckless misconduct on his own part, or dies on or after December 31, 2007, then he (or his estate, as the case may be,) shall be entitled to a lump-sum payment in an amount equal to one-half of the change of control payment based on his last twelve-month’s salary, such payment to be due upon completion of the change of control. However, if no change of control has occurred prior to January 1, 2017, then no payment would be due this section of the agreement.
However, neither the Company nor the bank would have the obligation to pay the change of control payment if, prior to the commencement of any transaction that results in a change of control, the executive voluntarily resigns.
In addition, the Company has entered into a similar, but not identical, arrangement with PrimeTrust Bank’s director and senior executive vice president, Mr. Charles R. Lanier, with a multiple of one times his annual salary (less one dollar) to replace the agreement he had with PrimeTrust Bank.
Benefits
The Company
It is anticipated that the Company may consolidate certain of the benefits currently available to the directors, officers and employees of the two banks. However, at this time, no such plans have been finalized or formulated. The Company’s directors and officers will continue to participate in the benefit programs offered by their respective banks until such time, if ever, as the Company adopts benefit plans and such persons are eligible (or required) to participate. As described below in this section, the Company has adopted an Equity Incentive Plan for the benefit of its (and the banks’) directors, officers, and employees, and those providing bona fide consulting services to the Company or the banks.
Although the Company has not yet adopted a 401(k) profit-sharing plan, is intended that the Company will adopt a plan (and/or consolidate the plans utilized by one or both of the subsidiary banks) in 2007. These plans are described below. Neither the Company not the subsidiary banks offer a pension plan or any type of deferred compensation plan. The Company’s incentive arrangement for employees is described above in the section entitled “Compensation Disclosure and Analysis.”
PrimeTrust Bank
Beginning in 2002, PrimeTrust Bank put into effect a 401(k) profit-sharing plan for the benefit of its eligible employees. To be eligible, an employee must have reached age 21 and completed 30 days of employment. The provisions of the plan provide for both discretionary employee and employer contributions. The bank is obligated to pay the expenses of the plan. Any expenses incurred in 2006 were deemed to be immaterial.

Life insurance, health and dental insurance, disability insurance, and other traditional benefits (such as paid vacation) are provided to full-time bank employees. These benefits are generally believed to be commensurate with the types of benefits offered in the Nashville-Davidson County metropolitan area by competing financial institutions. In accordance with the bank’s marketing strategy, bank officers entertain customers and prospective customers at restaurants and private clubs at the bank’s expense.
Bank of the South
Beginning in 2001, Bank of the South put into effect a 401(k) profit-sharing plan for the benefit of its employees. To be eligible to participate in the plan employees must be: (1) employees; and (2) at least 21 years old who have worked one year, as provided in the plan. The provisions of the plan provide for both employee and employer contributions. The provisions of the plan provide for both discretionary employee and employer contributions. The bank is obligated to pay the expenses of the plan. Any expenses incurred in 2006 were deemed to be minimal.
Life insurance, health and dental insurance, disability insurance, and other traditional benefits (such as paid vacation) are provided to full-time bank employees. These benefits are generally believed to be commensurate with the types of benefits offered in the Nashville-Davidson County Metropolitan Area by competing financial institutions. In accordance with the bank’s marketing strategy, bank officers entertain customers and prospective customers at restaurants and private clubs at the bank’s expense.
Prior to the share exchange. Bank of the South utilized an incentive plan for its employees. Pursuant to this incentive plan, all employees of the bank could earn an cash incentive bonus if certain targets were met by the bank as a whole. The bank’s annual budget established a baseline for the plan, but certain types of expenses and income (such as securities gains or losses and loan loss reserve allocations) wee excluded. The concept was to provide an additional set of incentives for bank employees to improve the bank’s earnings. Employees were not assured any bonus or payment under the plan. This plan has been terminated for years after 2006.
The Mid-America Bancshares, Inc. 2006 Omnibus Equity Incentive Plan
The Company offers a wide range of equity incentives to employees and directors of the Company and its affiliated companies (including Bank of the South and PrimeTrust Bank) pursuant to the Mid-America Bancshares, Inc. 2006 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”). Under appropriate circumstances, other persons, such as consultants, could also be granted equity incentives. One million shares were reserved for issuance pursuant to the Equity Incentive Plan. In addition, the Company assumed the obligation to issue, and has reserved for issuance, the equivalent (after applying each bank’s exchange ratio from the share exchange). At December 31, 2006, 672,895 shares of the Company’s common stock were reserved for the exercise of the stock options assumed by the Company from the banks. Types of equity incentives issued by the Company in 2006 include restricted stock, stock options, stock appreciation rights, stock units, performance units, and other types of incentives. In addition, the Company assumed the obligations of the banks under their respective incentive plans to issue shares upon exercise of bank stock options issued before the September 1, 2006, completion date of the share exchange. (No further incentives will be granted under any of the banks’ plans.) Awards granted under the Equity Incentive Plan will be in addition to stock options that may be exercised under the banks’ plans. As used in this discussion, the term an “Company” refers to the Company, the banks and any other present or future subsidiary or corporate affiliate of the Company or any subsidiary. Please refer also to the “Compensation Discussion and Analysis” presented earlier in this proxy statement.
Summary of the Equity Incentive Plan
Administration. The Equity Incentive Plan is administered by the Company’s executive compensation committee made up of two or more directors who meet all requirements under Section 16 of the federal securities laws and Section 162(m) of the Internal Revenue Code. Subject to the provisions of the Equity Incentive Plan, the committee has full authority and discretion to make awards under the Equity Incentive Plan. The committee also has the sole authority to interpret the terms of the Equity Incentive Plan. In general, it is planned that the members of the Company’s executive compensation committee will be made up of independent directors. Independence would be measured based on the definition included in the NASD’s Rule 4200(a)(15). At present, the executive compensation committee has six members, all of whom are deemed by the board of directors to be “independent” within the specified NASD rule.
The committee has the ability to delegate to executive officers the authority to make awards under the Equity Incentive Plan to non-officer employees within any limits established by the committee. The board of directors may also appoint a secondary committee of the board of directors to administer the Equity Incentive Plan with respect to employees and consultants who are not officers or directors of the Company (or either of the banks). Any reference in the Equity Incentive Plan to the “committee” shall include such secondary committee.
Eligibility. Directors, officers and employees of the Company are eligible for awards under the Equity Incentive Plan. Awards can also be made to non-employees who provide bona fide consulting services to the Company, provided, that incentive stock options (“ISOs”) may only be awarded to actual employees of the Company. The Equity Incentive Plan provides that our non-officer directors may be granted non-qualified stock options (“non-qualified options”) to acquire shares of common stock when they are first appointed to the board of directors on or after September 1, 2006 (the “Effective Date” of the Equity Incentive Plan) and that non-employee directors may be granted non-qualified options periodically thereafter. In addition, if the board implements the relevant provision of the Equity Incentive Plan, a non-employee director may elect to receive board compensation in the form of non-qualified options, stock appreciation rights, restricted shares, stock units, performance units and other types of awards under the Equity Incentive Plan. The terms of awards issued to non-employee directors in lieu of a cash payment of board fees (if any) will be determined by the board of directors.
Stock Options. Stock options entitle the optionee to purchase shares of the Company’s common stock at a set price. Stock options may be either ISOs or non-qualified options. All options awarded under the Equity Incentive Plan must have an exercise price equal to at least the fair market value of Company common stock on the date the options are granted, except that ISOs granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% owner”) may not be granted at less than 110% of the fair market value of our common stock on the date of grant. The committee shall determine the vesting and other terms of all options. No option may expire more than ten years from the grant date of the options and five years from the grant date for ISOs awarded to 10% owners.
The committee in its discretion may accelerate any vesting of any option in case of change in control, death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding options. Options may be awarded in combination with SARs, and such an award may provide that the options will not be exercisable unless the related SARs are forfeited. Upon the termination of an optionee’s employment, unless as a result of a termination by the participant for cause (as defined in the Equity Incentive Plan) or other service with the Company, the optionee will have three months to exercise his or her options that were vested on the date of termination; provided that if the termination is due to the optionee’s death, the estate of the optionee will have six months to exercise such options. The committee, in its discretion, may extend the exercise period for options held by terminated employees. Stock options vest fully upon completion of a change in control.
Stock Appreciation Rights. Stock Appreciation Rights (often called “SARs”) represent the right to receive an amount equal to a specified percentage (not exceeding 100%) of the difference between a base price established for the SAR and the fair market value of the Company’s common stock on the date the SAR is exercised. The base price must not be less than 100% of the fair market value of Company common stock on the date the SAR is granted but may vary by a predetermined formula. The grant may specify that the amount payable upon exercise of the SAR may be paid (i) in cash, (ii) in shares of Company common stock or (iii) any combination of cash and common stock. An award may specify a waiting period or periods before a SAR becomes exercisable and permissible dates or periods on or during which the SAR will be exercisable. The committee may, in its discretion, accelerate any exercisability of any SAR in case of change in control, death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding SARs. The exercise periods and forfeiture provisions applicable to options in the event of a termination of service apply equally to SARs.

Restricted Shares. An award of restricted shares involves the immediate transfer of ownership of a specific number of shares of Company common stock to a participant. However, during a restriction period designated by the committee, such shares are subject to forfeiture unless conditions specified by the committee are met. These conditions will generally include the continuous employment of the recipient with the Company (or service on a board) and may include performance objectives that must be achieved. Although restricted shares remain subject to forfeiture during the restriction period, the participant is entitled to vote these shares, receive all dividends paid on these shares and exercise all other ownership rights in the restricted shares. restricted shares may be sold or awarded under the Plan for such consideration as the committee may determine, including past services and future services; provided the consideration is equal to not less than the par value of such restricted shares. Unless the committee provides otherwise, restricted shares fully vest in the case of a participant’s termination of service from the Company because of change in control, death, disability or retirement. A participant forfeits unvested restricted shares upon termination of service. The committee in its discretion may shorten the restriction period or waive the forfeiture provisions of any restricted share in the case of change in control, death, disability, retirement or termination. Initially, restricted shares were granted to the Company’s four executive officers to vest only at the end of ten years. Recently, the executive compensation committee agreed to permit their awards of restricted shares to vest at 10% per year for 10 years.
Stock Units. A stock unit is an award denominated in shares of common stock that will be settled either by delivery of common stock or the payment of cash based upon the fair market value of such specified number of common stock on a specified settlement date. The committee will determine the number of stock units to be awarded to any participant, the restriction period within which a grant may be subject to forfeiture, whether the grant or vesting depends upon the achievement of performance goals and other terms. During the restriction period, the participant is not entitled to vote or receive dividends on the shares subject to the award. stock units vest or are forfeited in the event of a termination of service from the Company under the same provisions that apply to restricted shares.
Performance Units. A performance unit consists of the right to receive a payment of cash upon achievement of a performance goal or goals and satisfaction of such other terms and conditions as the committee may determine. In general, performance units are earned and vest only upon the attainment of one or more performance goals achieved over a performance period which will be a period determined by the committee. The committee may substitute common stock for the payment of cash otherwise made for a performance unit. Unless the committee provides otherwise, a participant forfeits performance units upon termination of service; provided, however, that performance units may be paid at a target level in the event of a participant’s termination on account of change in control, death, disability or retirement.
Other Awards. Subject to the terms and conditions of the Equity Incentive Plan and such other terms and conditions as it deems appropriate, the committee may grant awards not specifically provided for in the Equity Incentive Plan, which are awards based on, settled in or otherwise referenced to common stock. Other awards are payable in cash or shares of common stock as the committee determines to be in the best interests of the Company.
Manner of Exercise and Purchase. Options may be exercised by delivery of a Notice of Exercise and Common Stock Purchase Agreement in a form as provided with the optionee’s Stock Option Agreement, along with payment in full of the total exercise price for the shares to be purchased, subject to alternative methods of payment approved by the committee in its sole discretion. Stock units, restricted shares, performance units and other awards shall be settled in accordance with the participant’s respective award agreement and any vesting or performance requirements therein. SARs may be exercised in accordance with the terms of any underlying SAR Agreement.
Transferability of Awards. Unless otherwise provide in an award agreement or in a domestic relations order, an award under the Equity Incentive Plan is not transferable other than as a result of a participant’s death and shall be exercisable during the participant’s lifetime only by the participant.
Amendment. The Equity Incentive Plan may be amended from time to time by the board of directors without approval by the shareholders unless required by applicable laws, regulations or rules.

Termination. The Equity Incentive Plan will automatically expire on April 25, 2016, or on any earlier date by action of the board of directors. No awards will be made under the Equity Incentive Plan after it is terminated, but awards granted prior to the termination of the Equity Incentive Plan will be honored after the termination date of the Equity Incentive Plan.
Effect of Stock Issuance. The issuance of shares of common stock under the Equity Incentive Plan will dilute the voting power of Company’s current stockholders. The Company has registered its shares to be issued under the Equity Incentive Plan and those assumed by the Company from the subsidiary banks. Accordingly, in the case of most recipients, such shares will be immediately eligible for resale in the public market without restriction by non-affiliates of the Company. Even though the shares issued under the Equity Incentive Plan will be registered for resale, our directors, executive officers and other affiliates of the Company who receive shares under the Equity Incentive Plan will be subject to the applicable restrictions of Rule 144 for resales of these shares.
Federal Income Tax Consequences
The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Equity Incentive Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.
In general, an optionee will not recognize income at the time an NSO is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a NSO, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).
An optionee generally will not recognize income upon the grant or exercise of an ISO. If shares issued to an optionee upon the exercise of an ISO are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NSO. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an ISO will be treated essentially the same as a NSO for purposes of the alternative minimum tax.
A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient. All of the directors of the Company, including the four executive officers of the Company (Messrs. Scott, Major, Short and West) made a Section 83(b) election and paid taxes on their restricted shares.
A recipient of stock units and performance units generally will not recognize income until shares are transferred or cash is paid to the recipient at the end of the restriction or performance period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Code Section 83. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.
The tax consequences of other awards will depend on the specific terms of such awards. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).
Section 162(m) Exemption
The Equity Incentive Plan is designed to comply with the provisions of Section 162(m) of the Internal Revenue Code (the “Code”). Code Section 162(m) precludes a publicly held corporation from claiming a federal income tax deduction for annual compensation paid to certain senior executives in excess of $1,000,000 per person. Compensation is exempt from this limitation, however, if it is “qualified performance-based compensation.” It is the intent of the Company that all awards made under the Equity Incentive Plan constitute qualified performance-based compensation satisfying the relevant requirements of Code Section 162(m) and the regulations issued thereunder. Accordingly, the Plan will be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). However, the executive compensation committee recently voted to amend the Equity Incentive Plan to clarify a provision that appeared to cause a recipient to forfeit awards that could be deemed to exceed the 162(m) dollar limitation.
Compensation derived from stock options and SARs is considered to be qualified performance-based compensation if these awards are made within the limit set forth in the plan for awards to single individuals. Other awards are considered to be qualified performance-based compensation as long as they are granted and/or vest solely upon the attainment of one or more pre-established objective performance goals unrelated to term of employment. The committee must establish these performance goals in writing for participants within the first 90 days of the performance period (but in no event later than completion of 25% of the performance period) and the outcome of these goals must be substantially uncertain at the time the committee actually establishes the goals. The performance goals must state an objective formula or standard used to compute the grant payable to the participants if the goals are attained and the committee may not retain any discretion to later increase the amount payable upon attainment of the performance goals. Under the Equity Incentive Plan, such performance goals must relate to one or more of the following for the Company: revenue; earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes); operating income; net income; profit margins; earnings per share; return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction.
The committee may make equitable adjustments to established performance goal in recognition of unusual or non-recurring events for the following qualifying objective items: asset impairments; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates; tax settlements; extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management’s discussion and analysis of financial condition and results of operation, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133; and compensation charges related to SFAS 123(R). The committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied.

The following “Directors’ Compensation” table indicates compensation to directors for their services on the board of directors of the Company and each subsidiary bank for which they act as directors. Compensation for services as an employee is reflected in the Summary Compensation Table presented above and elsewhere in this document.
DIRECTORS’ COMPENSATION

					Change in Pension
					Value and Non
				Non-Equity	Deferred
	Fees Earned or Paid		Option Awards	Incentive Plan	Compensation	All Other
Director	in Cash(1)	Stock Awards(2)	(2)(3)	Compensation(4)	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Harold G. Bone	15,350	1,168	327	-0-	-0-	-0-	16,845
Robert L. Callis	18,550	1,168	327	-0-	-0-	-0-	20,045
James A. Campbell	17,600	1,168	327	-0-	-0-	-0-	19,095
Bruce G. Davis	24,200	1,168	327	-0-	-0-	-0-	25,695
E. C. Hardison, III	22,900	1,168	327	-0-	-0-	-0-	24,395
David Major	12,750	11,680	3,271	-0-	-0-	-0-	27,701
Monty E. Mires	15,550	1,168	327	-0-	-0-	-0-	17,045
Margaret N. Perry	18,800	1,168	327	-0-	-0-	-0-	20,295
Gary L. Scott	10,750	11,680	3,271	-0-	-0-	-0-	25,701
James S. Short	12,750	11,680	3,271	-0-	-0-	-0-	27,701
Stephen A. Steele	15,050	1,168	327	-0-	-0-	-0-	16,545
David V. Waldron	15,850	1,168	327	-0-	-0-	-0-	17,345
Jason K. West	10,000	11,680	3,271	-0-	-0-	-0-	24,951
Edward A. Whitley	16,600	1,168	327	-0-	-0-		18,095
Notes to Preceding Table

(1)	The fees include both director fees paid at the Company and at the subsidiary bank level.

(2)	In accordance with FAS 123(R), the amounts in column (c) and in column (d) represent the aggregate grant date fair value of such director’s grants of stock options and restricted stock in 2006. Because the amounts in this column reflect the dollar amount recognized as an expense by the Company for financial statement reporting purposes, they may include amounts from awards granted in prior years as well as for grants made in 2006. Please refer to Note 20 of the Company’s consolidated financial statements for additional information concerning the Company’s equity incentive grants, including the assumptions made by the Company in valuing these awards. The Company’s consolidated financial statements are included in the Annual Report to Shareholders that accompanies this proxy statement.

(3)	Each non-employee director holds non-qualified options to purchase 4,000 shares of the Company’s common stock at $8.76 per share as of December 31, 2006. Employee directors each received non-qualified stock options to purchase 40,000 shares of the Company’s common stock and 40,000 restricted shares. The stock options vest at 10% per year for 10 years. Each director also holds 4,000 restricted shares that vest at 10% per year for ten years. The restricted shares carry voting and dividend rights but cannot be sold, encumbered or transferred until the restrictions lapse.

(4)	The compensation for directors Scott, Major, Short and West, who are executive officers of the Company, in their capacities as officer of the Company and the subsidiary banks is reported in the Summary Compensation Table and not duplicated here.
AUDIT COMMITTEE
The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee in 2006 were E.C. Hardison, III, Chair, Robert L. Callis, Bruce G. Davis, David V. Waldron, and Edward A. Whitley. The Company’s board of directors has determined that all of these persons are independent within the meaning of NASD Rule 4200(a)(15). The Audit Committee has recognized Chair Hardison as its “financial expert” as that term is used in the Sarbanes-Oxley Act of 2002. The Audit Committee reserves the right to designate one or more other financial experts at any time.
The Company’s Audit Committee Charter provides that members of the Committee shall be “independent” and that they shall have an adequately broad level of general financial experience to serve on the Audit Committee. In the Committee’s judgment, all of the members of the Committee meet these criteria.
In performing their duties, members of the Audit Committee rely without independent verification on the information provided to them, and on the representations made to them, by management and by the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis for determining that management has maintained needed or appropriate accounting, internal controls and procedures, or financial reporting principles designed to assure compliance with the accounting standards and applicable laws, rules and regulations that govern them. Further, the Audit Committee’s considerations and discussions described in this document do not necessarily assure that the audit of the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are, in fact or in law, “independent.” However, nothing has come to the attention of the Audit Committee which would indicate that there are material weaknesses in the Company’s accounting or financial reporting principles or procedures.
The Company is currently formulating, updating and executing its plans to comply with Section 404 of the Sarbanes-Oxley Act of 2002 and related laws, rules and regulations (“Section 404”). Generally, Section 404 requires that the Company develop and test very detailed internal control documentation and procedures. Starting no later than 2007, the Company’s Chief Executive Officer and Chief Accounting Officer must be able to certify compliance with Section 404, which certification is to be audited by the independent external auditors of the Company. Both reports are required to be included in future proxy materials starting no later than 2008.
The Report of the Audit Committee describes matters related to the Audit Committee and its functions. The Board of Directors has adopted a formal, written Audit Committee Charter, a copy of which is available for inspection at the Company’s Green Hills Office at 2019 Richard Jones Road, Nashville, Tennessee 37215, during regular business hours for the PrimeTrust Bank office at that location, by appointment with Mr. Jason K. West, Executive Vice President and Chief Financial Officer of the Company. See “Shareholder Questions and Availability of Company Information” on page 2 of this document. The charter is also available on our website by clicking on the hyperlink entitled “Corporate Governance”.
REPORT OF THE AUDIT COMMITTEE
In accordance with its written charter, as adopted by the Company’s Board of Directors, the Audit Committee appointed by the Board of Directors (“Audit Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Mid-America Bancshares, Inc. (“Company”). During 2006, the Audit Committee met once. The Audit Committee reviewed the interim financial and other information contained in the first quarterly report to be filed with the SEC with the Chief Executive Officer and the Chief Financial Officer and with representatives of our independent registered public accounting firm. The Audit Committee also discussed the results of the internal audit examinations. Company officers meet with the Audit Committee by invitation only and the committee expects to meet regularly in executive session without the attendance of Company officers.
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’ qualifications and independence, the performance of the Company’s internal audit function and the independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.
The Company’s management has primary responsibility for preparing the Company’s consolidated financial statements and the Company’s consolidated financial reporting process. The Company’s independent registered public accounting firm, Maggart & Associates, P.C., is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States of America.
In this context, the Audit Committee hereby reports as follows:
1.	The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management.

2.	The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380) and SAS 99 (Consideration of Fraud in a Financial Statement Audit).

3.	The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with the independent registered public accounting firm the independent auditors’ independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.
The Audit Committee also appointed, subject to shareholder ratification, the independent registered public accounting firm.
The Audit Committee may publish the Company’s Audit Committee Charter for the information of the Shareholders from time to time. A copy of the charter has been filed with the SEC and, as noted above, is available to shareholders on our website and by written request to the Company’s Chief Financial Officer.
The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.*
E. C. Hardison, III, Audit Committee Chair
Robert L. Callis
Bruce G. Davis
David V. Waldron
Edward A. Whitley

*	Important Note: As permitted by the rules and regulations of the SEC, notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference in whole or in part, including this proxy statement, the Audit Committee Report and the statements regarding the independence of the respective members of the Audit Committee shall not be incorporated by reference into this or any other such filings.
***
PRINCIPAL AUDITOR FEES AND SERVICES
The Audit Committee has appointed Maggart & Associates, P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Representatives of Maggart & Associates, P.C., are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Fees Incurred by Mid-America Bancshares, Inc., for Maggart & Associates, P.C.
The following table shows the fees paid or accrued by all of the Company, Bank of the South and PrimeTrust Bank, for the audit and other services provided by Maggart & Associates, P.C., for fiscal 2006 and 2005.

Services Performed	2006	2005
Audit Fees(1)	$395,965	$147,305
Audit-Related Fees(2)	10,985	62,808
Tax Fees(3)	31,304	74,987
All Other Fees(4)	-0-	-0-
Total Fees	$438,254	$285,100
Notes to Preceding Table

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. The amount specified includes also the work performed by the independent registered public accounting firm with respect to the share exchange between the Company and the subsidiary banks during 2006.

(2)	Audit-related fees consisted primarily of accounting consultations, services related to assistance with regulatory capital planning and attendance at audit committee meetings.

(3)	For fiscal 2006 and 2005, respectively, tax fees principally included tax preparation, tax advice and tax planning fees.

(4)	All other fees principally would include consulting engagements.
***
The Audit Committee has established general, informal guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Audit Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. Services such as audit of financial statements and the review of management’s assessment of internal controls, assistance with computations of fair market value disclosures, review of periodic and current reports (such as Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), preparation of reports to the Federal Reserve Board, and preparation of federal and state tax returns (among others) have been pre-approved by the Audit Committee. During 2006, no services were rendered to the Company that were not approved in advance by the Audit Committee.
The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the external accountant’s independence. After discussing this matter among themselves, with management, and with the independent registered public accounting firm, the Audit Committee believes that the provision of the specified non-audit services is compatible with maintaining the external auditor’s independence.
PROPOSAL NO. 2
RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Company’s board of directors has selected Maggart & Associates, P.C., to serve as the Company’s independent registered public accounting firm for the most recently completed fiscal year and considers it desirable that the selection of Maggart & Associates, P.C., be submitted for ratification by the shareholders. The Audit Committee of the board of directors proposes and recommends that the shareholders ratify the selection by the Audit Committee of the firm of Maggart & Associates, P.C., to serve as the independent registered public accounting firm for the Company for the fiscal year that ends December 31, 2007. The firm has served as the Company’s independent registered public accounting firm since the Company commenced operations in 2006 and previously served in a similar capacity for each of our subsidiary banks. One or more representatives of Maggart & Associates, P.C., is expected to be present at the 2007 Annual Meeting to make such comments as they desire and to respond to appropriate questions from shareholders of our Company.
Although the shareholders are not legally required to vote on the ratification of the appointment of independent auditors for the Company, the board of directors places high importance on the shareholders’ vote in this regard. If the resolution approving Maggart & Associates, P.C., as the Company’s independent registered public accounting firm is rejected by the shareholders then the Audit Committee will re-evaluate (but not necessarily change) its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. (Or course, this would not relieve the Company from any of its contractual obligations.) Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholders. The proposal will be approved if more shares are voted for, rather than against, the proposal at a meeting at which a quorum is present.
The Audit Committee and the board of directors unanimously recommend that you vote “FOR” this proposal.
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The Company is authorized to issue 75,000,000 shares of its common stock. (Please refer to Exhibit 3(i) of the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2007, for additional discussion of the Company’s authorized classes of securities.) As of the March 9th, 2007, record date for the 2007 Annual Meeting, there were 13,930,056 shares of the Company’s common stock issued and outstanding. All of these shares are eligible to vote at the 2007 Annual Meeting.
The following table provides information, as of approximately July 1, 2006, with respect to the following beneficial owners of the Company’s common stock, assuming completion of the share exchange:
•	Each director of the Company, and

•	All Company executive officers and directors as a group.

We determined beneficial ownership by applying the General Rules and Regulations of the SEC, particularly Rule 13d-3 under the Securities Exchange Act, which states that a person may be credited with the ownership of common stock:
•	Owned by or for the person’s spouse, minor children or any other relative sharing the person’s home;

•	Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and

•	Of which the person has investment power, which includes the power to dispose or direct the disposition of the stock.

•	Also, a person who has the right to acquire beneficial ownership of shares within 60 days after March 9, 2007, will be considered to own the shares. Unless otherwise indicated, the persons listed own their shares directly as individuals or in conjunction with their spouses and minor children.
No shareholder known to management owns 5% or more of the Company’s outstanding common stock, either on the Company’s records or indirectly as a “beneficial” owner.

		Right to
	Number of Shares	Acquire	Percent of
	Shares	(Next 60	Outstanding
	Owned(1)(2)	days)	Shares(1)(2)
Name(1)(2)	(#)	(#)	(%)
(A) Name of Each Director Gary L. Scott	165,520	80,000	1.76
David Major	171,315	-0-	1.23
James S. Short	162,252	-0-	1.16
Jason K. West	205,532	80,000	2.05
Harold Gordon Bone	89,286	-0-	•
Robert L. Callis, Esq.	61,899	-0-	•
James A. Campbell	212,864	-0-	1.53
Bruce G. Davis	180,538	-0-	1.30
Erwin C. Hardison, III	86,388	-0-	•
Monty E. Mires	76,142	-0-	•
Margaret N. Perry, Ph.D.	77,226	-0-	•
Stephen A. Steele	121,399	-0-	•
David V. Waldron	109,498	-0-	•
Edward A. Whitley	62,078	-0-	•
(B) Directors and Executive Officers of the Company as a Group (14 persons)	1,781,937	160,000	13.94

•	Less than 1%.

Notes to Preceding Table

(1)	The percentages shown are based on 13,930,056 shares issued and outstanding as of the March 9th, 2007, record date) plus, on a pro forma basis, all shares that each named person could acquire by the exercise of equity incentives (such as stock options) within 60 days after the March 9th, 2007, record date for the 2007 Annual Meeting. The percentage for each named person is determined (a) by including in the numerator all shares acquirable upon exercise of an option by the specified person within said 60 days plus the number of shares actually held by such person and (b) by in the denominator all outstanding shares plus the number of that person’s options. The number of stock options / restricted shares held by each of the named persons is as follows: Mr. Scott (120,000/40,000); Mr. Major (40,000/40,000); Mr. Short (40,000/40,000); and Mr. West (120,000/40,000). Each of the other persons named in the table hold 4,000 restricted shares that vest 10% per year over 10 years and they each hold options to purchase 4,000 shares of the Company’s common stock, also vesting at 10% per year over 10 years. The first vesting occurs on September 1, 2007.

(2)	This information has been furnished by the directors and officers of the Company. Unless otherwise indicated, a shareholder possesses sole voting and investment power with respect to all of the shares shown opposite her or his name, including shares held in her or his individual retirement account. Shares held in self-directed individual retirement accounts have been shown in each director’s total, and classified as subject to the director’s sole voting and dispositive authority. The totals shown include shares held in the name of spouses, minor children, certain relatives, trusts, estates, custodial arrangements for children, and certain affiliated companies and/or business entities as to which beneficial ownership may be disclaimed.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. (The Company knows of no 10% or greater beneficial owner.)
Based solely on its review of the copies of such forms received by it, or (if applicable) written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, for the period January 1, 2006 through December 31, 2006 its executive officers and directors complied with all filing requirements applicable to them.
CERTAIN TRANSACTIONS
Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of one or both of the Company’s subsidiary banks and have had transactions with such bank or banks in the ordinary course of each bank’s business. From time to time, one or both of the banks may make loans to directors and executive officers of the Company, and related persons and entities, for the financing of homes, for home improvement, and for consumer and commercial loans. Typically, however, the each subsidiary lends to its executive officers only in connection with home loans that are to be sold in the secondary market and not retained in the bank’s portfolio. (The Company relies upon its directors and executive officers for identification of their respective associates and affiliates (as those terms are defined in the Securities Exchange Act). All material transactions involving loans and commitments to such persons and businesses are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.
The indebtedness of management (including the directors and their respective interests) and these related parties to the subsidiary banks was approximately $19,614,000 at December 31, 2006 and thus equal to an estimated 2.82% of the total currently outstanding aggregate loans at the subsidiary banks (net of loan loss reserve) as of December 31, 2006. This indebtedness is equal to approximately 19.05% of the Company’s total shareholders’ equity at December 31, 2006. In the opinion of the board of directors, such transactions have not involved more than a normal risk of collectibility nor presented other unfavorable features, nor were any of these related-party loans restructured or charged off in such year.
Except as disclosed under “Executive Compensation,” and except as set forth below, our executive officers, directors and director-nominee(s) did not have significant business relationships with us which would require disclosure under applicable SEC regulations and no such transactions are anticipated during the 2007 fiscal year.
THE COMPANY’S STANDING NOMINATING COMMITTEE
The Company has a standing nominating committee. Its members are directors Gary L. Scott, Chair, Harold G. Bone, James A. Campbell, Bruce G. Davis, David Major, James S. Short, and Jason K. West. The committee does not have a charter at this time. Three of the seven members (Messrs. Bone, Campbell, and Davis) are independent within the meaning of Rule 4200(a)(15) of the NASD, which is a definition of independence of a national securities exchange registered pursuant to Section 6(a) of the Exchange Act or a national securities association registered pursuant to Section 15A(a) of the Exchange Act that has been approved by the SEC (as that definition may be modified or supplemented). In determining director independence, the Company has applied that definition consistently to all members of the nominating committee and used the independence standards of the same national securities exchange or national securities association for purposes of nominating committee disclosure under the requirements of the SEC’s rules and regulations including the audit committee disclosure required under Item 7(d)(3)(iv) of the Securities Exchange Act’s Schedule 14A.
The nominating committee has not adopted any formal policies or procedures with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by shareholders. In general, the committee would require the consent of any proposed director candidate to be considered and to be nominated, and such person’s undertaking to serve if elected, as well as the type of information that must be disclosed by and about directors, nominees, and executive officers of the Company under the federal securities laws and as required by the Company’s charter and bylaws as to shareholder nominees. Further, the committee could be expected to want information about the specific types of contributions, including community involvement, business attraction, and public credibility that a candidate has. The committee believes that these informal standards are sufficient to serve the Company’s needs in its marketplace.
The procedures to be followed by security holders in submitting recommendations are set forth under the heading “Shareholder Proposals and Nominations for the 2008 Annual Meeting.” At present, there are no differences between the nominating committee’s process for identifying and evaluating nominees for director, including nominees recommended by security holders, and the nominating committee’s manner in evaluating nominees for director based on whether the nominee is recommended by a shareholder. The Company does not at the present time pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.
The Company’s nominating committee did not receive, by a date not later than the 120th calendar day before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting of its predecessor company, PrimeTrust Bank, a recommended nominee from a security holder that beneficially owned more than 5% of the Company’s voting common stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company’s voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.
NASD RULE 4200(a)(15) provides that to be an “independent director” means that the person must not have a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The rule expressly states that following persons “shall not be considered independent:” Any officer or employee of the company or its subsidiaries; any director who is or has been employed by the company or any of its affiliates for the current year or any of the past three years; any director who accepts any compensation from the company or any of its affiliates greater than $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; any director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer. (The term “immediate family” is defined to include a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home.) In addition, a director is defined not to be independent if she or he is a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company’s securities) that exceed 5% of the entity’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years. Finally, a director who is employed as an executive of another entity where any of the company’s executives serve on that entity’s compensation committee is deemed not to be “independent.”
SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2008 ANNUAL MEETING
Shareholder Proposals: For a shareholder proposal to be considered for inclusion in Company’s proxy statement for the annual meeting next year, the written proposal must be received by the Company Corporate Secretary at Company’s principal executive office address specified below not later than January 31, 2008. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in Company’s proxy statement is instead a reasonable time before Company begins to print and mail its proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Corporate Secretary
Mid-America Bancshares, Inc.
2019 Richard Jones Road
Nashville, Tennessee 37215
For a shareholder proposal that is not intended to be included in Company’s proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Company common stock to approve that proposal, provide the information required by the bylaws of Company and give timely notice to the Corporate Secretary of Company in accordance with the following discussion of the bylaws of Company.
Nominations and Business Proposals. Pursuant to section 1 of Article I of the Company’s bylaws, nominations of directors may not be made from the floor and may be made by any person other than the board of directors only as set forth in the Company’s bylaws. No business shall be conducted at a special meeting unless the same is specified in reasonable detail in the notice thereof. Unless otherwise noted, the reference to “section” means to a section in Article I of the Company’s bylaws.
Nominations. Section 5 prescribes how nominations may be made. Only persons who are nominated in accordance with the procedures set forth in the Company’s bylaws shall be eligible to serve as directors. Nominations of persons for election to the board of directors of the Company may be made at a meeting of shareholders (i) by or at the direction of not less than seventy-five percent (75%) of the membership of the entire board of directors or (ii) by any shareholder of the Company who was a shareholder of record at the time of giving of notice provided for in section 5, who is entitled to vote for the election of directors at the meeting and who shall have complied with the notice procedures set forth in section 5.2. If a vote is taken with respect to the nominations of the board by the board of directors that fails to achieve the above-specified percentage of the entire board of directors then in office, then the Director Class for which nominees are to be named shall be deemed to be automatically nominated by the board of directors without further action of the board and any executive officer of the Company shall be authorized to place such person’s name on the ballot and to name such person in the Company’s proxy materials for the meeting of the shareholders at which directors are to be nominated.

Each bank owned by the Company shall have the right to propose a slate of nominees equal a percentage of the Company’s directors slated for election that reflects its proportionate share of banks owned by the Company. Thus, by way of example, if the Company owns two banks, then each bank can nominate one-half of the proposed slate of directors; and if the Company owns three banks, then each bank can nominate one-third of the proposed slate of directors; and so forth. If the number of nominees to be nominated is less than the number of banks owned, then the Company’s board of directors is authorized by majority vote of the entire board to propose a commercially reasonable manner of breaking any deadlock, including the nomination of more directors than can be elected so that the shareholders can break the deadlock.
In order for a shareholder to nominate a person for election to the board of directors of the Company at a meeting of shareholders, such shareholder must have delivered timely notice of such shareholder’s intent to make such nomination in writing to the secretary of the Company. To be timely, unless otherwise provided by applicable law (including, without limitation, federal securities laws), a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company (i) in the case of an annual meeting, not less than sixty nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty days from such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made, and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made.
The required shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election as a director at such meeting all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Company’s books, of such shareholder and (B) the class and number of shares of the Company which are beneficially owned by such shareholder and also which are owned of record by such shareholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of the Company which are beneficially owned by such person. In addition, the nominating shareholder shall be responsible for providing to the Company all of the information as to each nominee as is required by specified paragraphs of Item 401 of the SEC’s Regulation S-K (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), together with each such person’s signed consent to serve as a director of the Company if elected.
At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the Company that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. The intent of the information requirements is to provide adequate disclosure to the Company’s shareholders in any election of directors.
The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by section 5, and if she or he should so determine, she or he shall so declare to the meeting and the defective nomination shall be disregarded. A shareholder seeking to nominate a person to serve as a director must also comply with all applicable requirements of the Exchange Act, together with the rules and regulations thereunder, to the extent applicable to the Company, with respect to the matters set forth in said section 5.
Other Business. Section 10 of the bylaws specifies that only such business shall be conducted at a meeting of shareholders as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before an annual meeting by a shareholder, the shareholder must have delivered timely notice thereof in writing to the secretary of the Company. To be timely, unless otherwise provided pursuant to applicable law (including, without limitation, federal securities laws), a shareholder’s notice must be delivered to or mailed and received by the president or the corporate secretary at the principal executive offices of the Company, not less than sixty days nor more than ninety days prior to the meeting. However, in the event that less than sixty days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made.
A shareholder’s notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business; and if there are one or more nominees to be elected director(s), then all of the information regarding such shareholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by such shareholder, including all of the information specified in section 5.2 of Article II of the Company’s bylaws. The terms beneficial ownership, affiliate, and associate are defined to have the meaning ascribed to them in SEC rules issued under the Exchange Act, and also to include all shares as to which such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).
Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at an annual or special meeting except in accordance with the procedures set forth in said section 10. The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given. The presiding officer of an annual or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of said section 10; and if she or he should so determine, she or he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
The 2008 Annual Meeting of Shareholders. It is currently anticipated that the 2008 Annual Meeting of Shareholders will be held on April 22, 2008.
Bylaw Provisions: The Company’s bylaws are available for inspection at the Company’s offices at 2019 Richard Jones Road, Nashville, Tennessee 37215, during the Company’s normal business hours by appointment with Jason K. West, who works with Investor Services. You may contact the Investor Services Department at (615) 690-5800 or at our office at 2019 Richard Jones Road, Nashville, Tennessee 37215. Our bylaws contain provisions regarding the requirements for making shareholder proposals and nominating director candidates.
Risk of Untimely or No Delivery. Risk of timely delivery of shareholder proposals or other business, and risk of compliance with applicable rules concerning such business, is and remains on the proponent. Because risk of non-delivery or untimely delivery remains with the shareholder, we urge you to use caution in mailing any proposals to the Company.

PLEASE EXECUTE THIS PROXY AND RETURN IT IMMEDIATELY.
REVOCABLE PROXY
MID-AMERICA BANCSHARES, INC.
FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2007
THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
The undersigned holder of common stock, par value $1.00 per share (“Common Stock”) of MID-AMERICA BANCSHARES, INC. (the “Company”) hereby appoints Gary L. Scott and David Major, each with full power to appoint his substitute, as proxy for the undersigned to attend, vote and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held in the Community Room of the Main Office of Bank of the South, 551 North Mt. Juliet Road, Mt. Juliet, Tennessee 37122, on Tuesday, April 24, 2007 (the “Meeting”) at 2:00 p.m. local time in Nashville, Tennessee (Central Time), and at any adjournments and postponements thereof. The undersigned hereby revokes any proxy previously given by the undersigned. The record date for the Annual Meeting is March 9, 2007.
The Common Stock represented by this proxy will be voted in accordance with any choice specified in this proxy. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED AS PROXY WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY AND FOR THE RATIFICATION OF THE SPECIFIED AUDITORS, AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTER TO PROPERLY COME BEFORE THE ANNUAL MEETING. If this proxy is not dated it shall, in the Company’s discretion, be deemed to be dated on the day after it was mailed by the Company.

1.	To elect the following persons as directors of the Company in the specified Director Class to serve the terms specified and until her or his successor has been elected.

☐	FOR all Nominees listed below	☐	WITHHOLD AUTHORITY to vote
	(except as marked to the contrary below)		for all Nominees listed below
(INSTRUCTIONS: To withhold authority for any individual Nominee, vote “FOR” all Nominees and then STRIKE A LINE through the individual Nominee’s name in the list below.)
•	Gary L. Scott, David Major, Harold Gordon Bone, Robert L. Callis, and James A. Campbell to serve one-year terms in Director Class I ;

•	James S. Short, Bruce G. Davis, E. C. Hardison, III, Monty E. Mires, and Margaret N. Perry to serve two-year terms in Director Class II; and

•	Jason K. West, Stephen A. Steele, David V. Waldron, and Edward A. Whitley to serve three-year terms in Director Class III.

2.	To ratify the Audit Committee’s selection of Maggart & Associates, P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2007; and

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.
The following rules apply to this proxy: When shares are held by joint tenants, both should sign. If you are signing as attorney, executor, administrator, trustee, or guardian, you must give your full title as such. If you are signing on behalf of a corporation or limited liability company, you must sign in full corporate name by the president, chief manager or other authorized officer. If you are signing on behalf of a partnership, you must sign in partnership name by an authorized person.

Date: March ___, 2007.

Signature

I plan to attend: ☐

Signature, if held jointly